VONTOBEL INTERNATIONAL BOND FUND
                        A SERIES OF VONTOBEL FUNDS, INC.

Dear Shareholder:

Enclosed is a Notice of a Special Meeting of Shareholders of the Vontobel International Bond Fund. The Special Meeting has been called for August 25, 1999 at 10:00 a.m., at the offices of the Fund, located at 1500 Forest Avenue, Richmond Virginia, Suite 223. The accompanying Combined Proxy Statement/Prospectus describes a proposal to reorganize your Fund. To avoid having your fund incur the expense and delay of further solicitations, we ask you to give your prompt attention to this proposal, and vote by sending in the enclosed proxy card.

 PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD NOW.

This meeting is very important to your Fund. You are being asked to consider and approve a Plan of Reorganization which would result in the exchange of your shares in the Vontobel International Bond Fund (the "Bond Fund") for those of a separate fund presently called the Vontobel Eastern European Debt Fund (the "Debt Fund"). Each of these Funds is managed by Vontobel USA Inc. (the "Advisor"). If the proposal is approved, on the date of the exchange you will receive shares in the Debt Fund equal in value to your shares of the Bond Fund at that time. Prior to the date of the reorganization the Debt Fund will be revising certain of its investment strategies to permit the Debt Fund to invest in debt instruments issued by countries throughout Europe.

The transaction is being recommended by the Board of Directors of the Funds for three reasons: 1) cost-effectiveness; 2) the impact of advent of Euro; and,
3) both funds seek the same investment objective, which is to seek to maximize total return from capital growth and income.

Please take the time to review this document and vote now. To ensure that your vote is counted, indicate your position on the enclosed proxy card. Sign and return your card promptly. If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,



/s/John Pasco, III
Chairman

                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        VONTOBEL INTERNATIONAL BOND FUND

                          To Be Held On August 25, 1999

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Vontobel International Bond Fund (the "Bond Fund") series of Vontobel Funds, Inc. (the "Company"), will be held at the offices of the Company at 1500 Forest Avenue, Richmond, Virginia, Suite 223 on August 25, 1999, at 10:00 a.m. for the following reasons:

      To approve or disapprove a Plan of Reorganization providing for the transfer of substantially all of the assets of the Bond Fund to the Vontobel Eastern European Debt Fund series (the "Debt Fund") of the
      Company, in exchange for shares of the Debt Fund, followed by the distribution of such shares to the shareholders of the Bond Fund, and the liquidation of the Bond Fund.

      To transact any other business as may properly come before the Special Meeting or any adjournment thereof.

The transaction contemplated by the Plan of Reorganization is described in the attached Combined Proxy Statement/Prospectus. A copy of the Plan of Reorganization is attached as Exhibit A thereto and information about the Debt Fund is also attached.

Shareholders of record as of the close of business on August 3, 1999, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

By Order of the Board of Directors,

John Pasco III
Chairman

August 5, 1999

The Board of Directors urges you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid return envelope. It is important that you return your signed proxy promptly so that a quorum may be ensured. If you attend the meeting, you may vote your shares in person.

                              VONTOBEL FUNDS, INC.
                     VONTOBEL INTERNATIONAL BOND FUND SERIES
                SPECIAL MEETING OF SHAREHOLDERS - AUGUST 25, 1999



The undersigned hereby revokes all previous proxies for shares and appoints John Pasco, III and Darryl Peay, and each of them proxies of the undersigned, with full power of substitution, to vote all shares of the Vontobel International Bond Fund which the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders to be held at the offices of the Fund, 1500 Forest Avenue, Richmond, Virginia, at 10:00 a.m. Eastern Time on the 25th day of
August, 1999, including any adjournments thereof, upon such business as may legally be brought before the Meeting.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL NO. 1 AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER ITEMS WHICH MAY PROPERLY COME BEFORE THE MEETING.

No. 1. To approve a Plan of Reorganization providing for the transfer of substantially all of the assets of the Vontobel International Bond Fund (the "Bond Fund") to the Vontobel Eastern European Debt Fund (the "Debt Fund") series of the Company, in exchange for shares of the Debt Fund, to be followed by the distribution of such shares to the shareholders of the Bond Fund, and the liquidation of the Bond Fund.


               FOR [ ]                AGAINST [ ]                ABSTAIN [ ]


In their discretion, the Proxyholders are authorized to vote upon such other matters as may legally come before the Meeting or any adjournment thereof.





----------------------------- -----------------------  --------------------
Signature                      Signature (Joint Owner) Date

                      Combined Proxy Statement/Prospectus
                               TABLE OF CONTENTS

Chairman's Letter
Notice to Shareholders
Cover Page
Overview of the  Reorganization  and the Funds
     What is involved in the proposed Reorganization?
     Why is the Reorganization being proposed at this time?
     What vote is required in order to approve the Reorganization?
     What are the tax consequences of the Reorganization?
     How do the investment objectives and policies of the Funds compare? Comparison of investment policies and risks.
     How are the Funds each  managed?
     How are shares of the Funds  distributed?
     What are the various  fees and  expenses of the Funds?
     How do the risks of the Funds compare?
     Performance comparison.
     What is the purchase and redemption price of shares of the Debt Fund? How are income and gains of the Funds distributed?

Information about the Reorganization
      Method of Carrying Out Reorganization
      Conditions Precedent to Closing
      Expenses of the Transaction
      Tax Considerations

Information about the Company and the Funds
Voting Information and Principal Stockholders
Proposed Plan of Reorganization                          Exhibit A
Prospectus of Vontobel Funds, Inc. dated May 1, 1999     Exhibit B
Pro-Forma Financial Statements                           Exhibit C

                       COMBINED PROXY STATEMENT/PROSPECTUS
                              Dated August 5, 1999

     Proposal for the Acquisition of the assets of the Vontobel International Bond Fund by, and in exchange for shares of, the Vontobel Eastern European Debt Fund (each a series of Vontobel Funds, Inc.)

This Combined Proxy Statement/Prospectus is being furnished to you by the Board of Directors (the "Board") of Vontobel Funds, Inc., a registered open-end investment company (the "Company"). The Board is recommending that shareholders approve a proposed reorganization of the Vontobel International Bond Fund (the "Bond Fund") into the Vontobel Eastern European Debt Fund (the "Debt Fund"). The Funds are separate series of the Company and each is managed by Vontobel USA Inc. (the "Advisor"). Prior to the date of the reorganization the Debt Fund will be revising certain of its investment strategies to permit the Debt Fund to invest in debt instruments issued by countries throughout Europe.

The transaction is recommended by the Board for three reasons:
1) Cost-effectiveness: The Board has concluded that the size of the Bond Fund will make it difficult to achieve desired investment returns for shareholders due in part to the proportionally higher expenses of operating a small fund. The Advisor has been voluntarily waiving its advisory fees and reimbursing Bond Fund expenses in order to limit total annual operating expenses. This voluntary arrangement for the benefit of the Bond Fund has expired. However, the Advisor has entered into an expense limitation agreement with the Company to limit the total operating expenses for the Debt Fund through May 1, 2001. Although the Bond Fund had a lower expense ratio during its last fiscal year, it is now smaller than it was at that time, and due to the impact of fixed costs of operation, the Bond Fund would have a higher expense ratio in the future. Therefore, the Board has concluded that in the future the operating expenses of the Debt Fund will be proportionally lower than the expenses of the Bond Fund if it continued in operation. 2) Impact of advent of Euro on the Debt Fund's diversification: Since its inception in 1994, the Bond Fund has invested a substantial portion of its assets in instruments denominated in the major European currencies, which provided an opportunity for liquidity and effective pricing. These instruments, which presently comprise most of the Bond Fund's portfolio, are now denominated in the Euro, which is the new currency of the European Union. Investments in eastern european debt instruments will therefore offer an opportunity for the former Bond Fund shareholders who will become shareholders of the Debt Fund to hold investments denominated in currencies other than the Euro, although the Board recognizes that such currencies may be more volatile than the Euro. The Board has concluded that the shareholders will benefit from this effect if the Bond Fund is consolidated into the Debt Fund, to be renamed Vontobel Greater European Bond Fund ("Greater European Bond Fund"). Thus, shareholders will maintain their exposure to the major fixed income markets in Europe, which are denominated in the Euro, while benefiting from the convergence effect on the debt instruments of the developing markets of Europe as they bring their fiscal and monetary policies into alignment with those of the European Union; and, (3) Compatibility of investment objective: The Board believes that consolidation of the Bond Fund into the larger Debt Fund will continue to provide the benefits of the international fixed income strategies developed by the Advisor since both funds share the same investment objective: to maximize total return from capital growth and income.

All proxies received by the time of the Special Meeting will be voted at a Special Meeting of Shareholders called to consider a Plan of Reorganization (the "Plan"), which provides for the transfer of substantially all of the Bond Fund's assets to the Debt Fund. Following the transfer, the Bond Fund's shareholders will receive shares of the Debt Fund having a net asset value equal to the net asset value of their shares of the Bond Fund at the time of the transaction, and the Bond Fund will cease to exist.

         This  combined   Proxy   Statement/Prospectus   sets  forth   concisely
         information about the Debt Fund that a prospective investor should know before investing, and should be retained for future reference.

         A Prospectus dated May 1, 1999 containing information about both Funds (as well as the other Vontobel Fund series) is attached as Exhibit B and is incorporated by reference.

         A Statement of Additional Information dated August 5, 1999 relating to this Combined Proxy Statement/Prospectus and the proposed reorganization and other information and reports have been filed with the U.S. Securities and Exchange Commission and the statement of additional information is incorporated by reference. A copy may be obtained without charge by writing or calling the Company at:

                              Vontobel Funds, Inc.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                                 (800) 527-9500

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to suggest otherwise.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus/proxy statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

                                    PROPOSAL

               TO APPROVE A PLAN OF REORGANIZATION PROVIDING FOR
            THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE
           BOND FUND TO THE DEBT FUND IN EXCHANGE FOR SHARES OF THE
            DEBT FUND TO BE DISTRIBUTED TO THE SHAREHOLDERS OF THE
               BOND FUND, AND THE LIQUIDATION OF THE BOND FUND.

This summary of information contained in this Combined Proxy Statement/Prospectus is qualified by reference to the more complete information contained elsewhere in this document. The Plan of Reorganization and the Prospectus of the Debt Fund are attached as Exhibits A and B, respectively.

               WHAT IS INVOLVED IN THE PROPOSED REORGANIZATION?

If the proposed Plan of Reorganization (the "Plan") is approved and implemented, substantially all of the assets of the Bond Fund will be transferred to the Debt Fund in exchange for shares of the Debt Fund. The Debt Fund shares received by the Bond Fund in exchange for its assets will be distributed to the Bond Fund shareholders, who will become Debt Fund shareholders (collectively, the "Reorganization"), after which the Bond Fund will be dissolved.

The shareholders of the Bond Fund will receive Debt Fund shares equal in value to the net asset value of their existing shares of the Bond Fund at the time of the Reorganization.

            WHY IS THE REORGANIZATION BEING PROPOSED AT THIS TIME?

The investment activities of the Bond Fund are subject to the supervision of the Advisor. The agreement between the Fund and the Advisor provides for the payment by the Bond Fund of an investment advisory fee of 1% per annum. In the past, the Advisor has voluntarily agreed to waive the collection of its fee, benefiting the shareholders of the Bond Fund. The Advisor has noted that the voluntary waivers and expense reimbursements have expired. The Board believes that the limited growth in the assets of the Bond Fund, coupled with the increase in the cost of operating the Bond Fund, would cause an increase in the overall expense ratio of the Bond Fund which is not in the interest of the shareholders of the Bond Fund. The Board therefore considered alternatives which could avoid this adverse impact on shareholders, and concluded that the proposed Reorganization offers several distinct benefits to shareholders.

Other factors considered by the Board when it determined to recommend the Reorganization include: (1) The Reorganization of the Bond Fund with the Debt Fund will permit Bond Fund shareholders to avoid an increase in operating costs, which will be the result of several factors, including the reduction of the assets comprising the Bond Fund. (2) The transaction will involve minimal disruption to shareholders and to their servicing relationships. (3) The Reorganization will permit shareholders to continue to receive the benefit of the investment advice of the same Advisor. (4) The investment objectives of the two funds, the type of debt instruments in which each invests, and the European orientation of each fund are similar, assuring that investors will have less disruption of their investment programs.

         WHAT VOTE IS REQUIRED IN ORDER TO APPROVE THE REORGANIZATION?

Approval of the Plan (and therefore, the Reorganization) will require the vote of a majority of the shares of the Bond Fund that are outstanding at the close of business on August 3, 1999 (the "Record Date"). Each shareholder will be entitled to one vote for each share of the Bond Fund held on the Record Date and a fractional vote for each fractional share held at that time. On the Record Date, there were 654,095.073 outstanding shares of the Bond Fund.

Each shareholder is asked to sign and return the enclosed proxy card to indicate their voting instructions. You may, however, revoke your proxy by executing another proxy, by giving written notice of such revocation to the Company or by attending the meeting and voting by ballot at that meeting. If you return a signed proxy card without indicating voting instructions, your shares will be voted in favor of the Plan. If any other matter is properly placed before the meeting, your shares will be voted in accordance with the recommendation of the Board of Directors. The Fund has no knowledge of any other matters which may be presented to the Meeting and, under corporate law, a special meeting is generally called solely for the purpose specified in the Notice.

The Company will include abstentions and broker non-votes for purposes of determining whether a quorum is present at the meeting. Fifty percent (50%) of the shares entitled to be present and vote will constitute a quorum at the meeting. Due to the requirement that the proposal be approved by a majority of the votes authorized to be cast upon this proposal, abstentions and broker-non-votes have the effect of a vote against the proposal.

     WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The Reorganization is expected to qualify under section 368(a)(1)(C) of the Internal Revenue Code. It is anticipated that no gain or loss will be recognized by the Bond Fund or its shareholders for federal income tax purposes as a result of such Reorganization; that the holding period and aggregate tax basis of the Debt Fund shares received by shareholders of the Bond Fund will be the same as the holding period and aggregate tax basis of the shareholders' shares of the Bond Fund; and that the holding period and tax basis of the assets of the Bond Fund in the hands of the Debt Fund as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the Bond Fund from which they were acquired immediately prior to the Reorganization. It is anticipated that the Debt Fund will continue to hold the investable assets of the Bond Fund with disposition of such assets only in the normal course of business. The Funds will receive a tax opinion from Stradley, Ronon, Stevens & Young, LLP, Fund counsel, as to the effects of the Reorganization. The opinion will state that, based upon the facts and representations made by the Funds regarding the Reorganization, counsel is of the opinion that the transaction will qualify under section 368(a)(1)(C). Shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Shareholders of the Bond Fund should also consult their tax advisor as to the state and local tax consequences, if any, of the Reorganization. For further information about the tax consequences of the Reorganization, see "Information About the Reorganization - Tax Considerations."

                 HOW DO THE INVESTMENT OBJECTIVES AND POLICIES
                             OF THE FUNDS COMPARE?

INVESTMENT OBJECTIVE

Bond Fund:

The Bond Fund's investment objective is to maximize total return from capital growth and income. The Bond Fund seeks to achieve its objective by investing in fixed-income securities that are traded in bond markets outside the U.S. Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investments used in the Fund's portfolio.

Debt Fund:

The Debt Fund's objective is to maximize total return from capital growth and income. Under changes approved by the Board of the Company, the Debt Fund, renamed as the Greater European Bond Fund, will seek to achieve its investment objective by investing in fixed-income securities that are issued by borrowers in both Western and Eastern European countries. Foreign government, governmental agency and supranational agency obligations issued in local currencies represent the most common types of investments used in the Fund's portfolio.

INVESTMENT POLICIES:

Bond Fund:                                   Greater European Bond Fund:

Under      normal       market               Under normal circumstances the
conditions,  at  least  65% of               Greater   European  Bond  Fund
the Bond Fund's  total  assets               will  invest  at least  65% of
will be  invested  in  foreign               its     total     assets    in
securities that are rated A or               fixed-income  instruments that
higher   by  S&P  or   Moody's               are   issued   by    borrowers
Investors    Service,     Inc.               located in Western and Eastern
("Moody's")  or unrated  bonds               European  countries.  The Fund
which the Advisor believes are               will normally  invest at least
comparable     in     quality;               65% of  its  total  assets  in
however,  the  fund  generally               debt  instruments  denominated
invests   90%  of  its   total               in foreign currencies.
assets   in    foreign    debt
securities.  The Bond fund may               The Greater European Bond Fund
invest    in    lower    rated               intends to invest primarily in
securities  in  order  to take               debt securities.  It generally
advantage of the higher yields               will   invest  in   securities
available      with      these               rated   Baa3  or   higher   by
securities.  However,  no more               Moody's Investor Service, Inc.
than  5% of the  total  assets               ("Moody's")    or    BBB-   by
may be invested in  securities               Standard & Poors  Rating Group
that    are    rated     below               ("S&P") or unrated  securities
investment grade (i.e.,  below               which the Advisor believes are
BBB by S&P or Baa by  Moody's)               of  comparable  quality.   The
or which are  unrated  but are               Fund   reserves   the   right,
of   comparable   quality   as               however,  to invest  more than
determined   by  the  Advisor.               5%  of  its  assets  in  lower
Securities   that  are   rated               rated  securities   (including
below  investment grade entail               unrated  securities  which the
greater  risk than  investment               Advisor believes to be of such
grade debt  securities.  After               lower quality).  The Fund will
purchase  by  the  Bond  Fund,               invest  no  more  than  10% in
debt  securities  may cease to               securities  rated  Ba2  and no
be rated or their  rating  may               more  than  5%  in  securities
be  reduced.   Neither   event               rated   B2  by   Moody's   or,
would   require  the  Fund  to               respectively, securities rated
dispose of the debt security.                BB and B by S&P, or securities
                                             which are  unrated  but are of
The  Bond  Fund   intends   to               comparable      quality     as
select its investments  from a               determined by the Advisor. The
number of  country  and market               Fund  may  invest  substantial
sectors.    It   may    invest               amounts in issuers from one or
substantial amounts in issuers               more    countries   and   will
from one or more countries and               normally have  investments  in
would       normally      have               securities  of issuers  from a
investments  in  securities of               minimum  of  three   different
issuers   from  a  minimum  of               countries.
three   different   countries;
however,    it   may    invest
substantially   all   of   its               The Fund's investment universe
assets   in    securities   of               includes,  but is not  limited
issuers  located  in the  U.S.               to,   Germany,    the   United
for   temporary  or  emergency               Kingdom,    France,   Denmark,
purposes.  A  non-governmental               Norway,    Sweden,    Belgium,
issuer will be  considered  to               Spain, Switzerland,
be "from" a  country  in which
it is organized,

INVESTMENT POLICIES (continued):

Bond Fund (continued):                       Greater   European  Bond  Fund
                                             (continued):
in which  it has at least  50%
of its  assets,  or from which               Ireland,    Portugal,   Italy,
it derives at least 50% of its               Austria, Finland,  Luxembourg,
revenues.                                    Greece,   Turkey,   the  Czech
                                             Republic,  Slovakia,  Hungary,
To  protect   against  adverse               Poland,  Slovenia,  the Baltic
movements  of  interest  rates               states,  Croatia,  Romania and
and for  liquidity,  the  Bond               Russia.
Fund may also  invest all or a
portion  of its net  assets in               The Fund intends to select its
short-term         obligations               investments  from a number  of
denominated    in   U.S.   and               country  and  market  sectors.
foreign  currencies  such  as,               The    Fund     may     invest
but  not   limited   to,  bank               substantial amounts in issuers
deposits;             bankers'               from one or more countries and
acceptances;  certificates  of               will normally have investments
deposit;   commercial   paper;               in  securities of issuers from
short-term         government,               a minimum  of three  different
government             agency,               countries. Generally, the Fund
supranational    agency    and               will have up to a  maximum  of
corporate   obligations;   and               50% of total  assets  invested
repurchase agreements.                       in      debt       instruments
                                             denominated  in the currencies
While the Bond Fund intends to               of developing European nations
invest  primarily  in  foreign               (including Greece,  Turkey and
securities,   it  may   invest               Portugal    in   addition   to
substantially   all   of   its               Eastern  Europe),  and  50% of
assets   in    securities   of               its   total   assets  in  debt
issuers  located  in the  U.S.               instruments of Western Europe.
for   temporary  or  emergency               When  investments  in  Eastern
purposes.     Under     normal               European   debt    instruments
circumstances  the  Bond  Fund               appear  more   volatile,   the
will not invest  more than 35%               Advisor    may    reduce   its
of its  total  assets  in U.S.               holdings in those  instruments
debt securities;  however, the               to   40%.   Conversely,   when
Fund  generally  invests  less               market  conditions  in Eastern
than 10% of its  total  assets               European countries appear more
in U.S. debt  securities.  The               favorable,     total    assets
Fund may also hedge using U.S.               invested  in debt  instruments
dollars in certain situations.               may be  increased  to 60%.  In
                                             extreme   circumstances,   the
Cash   may  be  held  in  U.S.               fund may  invest  up to 80% of
dollars  and/or  in any of the               its total  assets  in  Western
major trading currencies.  The               European debt instruments.
Fund's cash  position is first
and foremost a function of the               While  the  Greater   European
Advisor's currency  allocation               Bond  Fund  intends  to invest
decision  and   secondarily  a               primarily      in      foreign
function   of  the   Advisor's               securities,   it  may   invest
duration   selection.   If  he               substantially   all   of   its
outlook  for U.S.  dollar cash               assets   in    securities   of
returns  is  more   attractive               issuers  located  in the  U.S.
than  that  for  cash and bond               for   temporary  or  emergency
returns in                                   purposes.     Under     normal
                                             circumstances    the   Greater
                                             European Bond Fund will not

INVESTMENT POLICIES (continued):

Bond Fund (continued):                       Greater   European  Bond  Fund
                                             (continued):
all other currencies, the Fund
will hold a U.S.  dollar  cash               invest  more  than  35% of its
position   generally   not  in               total  assets  in  U.S.   debt
excess  of 25%  of  its  total               securities;  however, the Fund
assets.   Conversely,  if  the               generally  invests  less  than
outlook for  foreign  currency               10% of  its  total  assets  in
cash     returns    is    more               U.S.   debt   securities.   In
attractive, the Fund will hold               circumstances     where    the
foreign cash  positions not in               outlook  for U.S.  dollar cash
excess of approximately 25% of               returns  is  more   attractive
its total assets.                            than  that  for  cash and bond
                                             returns     in    all    other
The portfolio  investments  of               currencies, the Fund will hold
the Bond Fund will be selected               a U.S. dollar cash position of
on the basis of,  among  other               up to 35% of the Fund's  total
things,     yields,     credit               assets.   Conversely,  if  the
quality,  and the  fundamental               outlook for  Eastern  European
outlooks   for   currency  and               currency  cash returns is more
interest    rate   trends   in               attractive, the Fund will hold
different  parts of the globe,               foreign  cash  positions of up
taking   into    account   the               to  25% of  the  Fund's  total
ability  to hedge a degree  of               assets. From time to time, the
currency  or local  bond price               Advisor  may hold up to 90% of
risk.   The  Bond   Fund  will               the  fund's  total  assets  in
normally  invest  at least 65%               securitized    money    market
of its  total  assets in bonds               instruments,      such      as
denominated     in     foreign               government  short-term  paper,
currencies, however, generally               treasury   bills   issued   by
foreign  currency  denominated               governments     of    European
bonds will  constitute  90% of               countries,   commercial  paper
its portfolio.                               and corporate short-term paper
                                             with  maturities  of up to one
                                             year.

                                             To  protect   against  adverse
                                             movements  of  interest  rates
                                             and for  liquidity,  the  Fund
                                             may  also   invest  all  or  a
                                             portion  of its net  assets in
                                             short-term  obligations,  such
                                             as  bank  deposits,   bankers'
                                             acceptances,  certificates  of
                                             deposit,   commercial   paper,
                                             short-term         government,
                                             government             agency,
                                             supranational    agency    and
                                             corporate    obligations   and
                                             repurchase   agreements.   The
                                             Advisor   also   attempts   to
                                             protect  the Fund from  rising
                                             interest   rates  by   selling
                                             interest rate future contracts
                                             or  purchasing  put options on
                                             interest      rate     futures
                                             contracts.

HOW IS EACH FUND MANAGED?

The business and affairs of each Fund are supervised by the Company's Board of Directors.

INVESTMENT MANAGEMENT SERVICES.

Investment Advisor - Vontobel USA Inc., 450 Park Avenue, New York, N.Y. 10022 (the "Advisor"), manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1998, the Advisor manages in excess of $1.9 billion. The Advisor also acts as the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S. The Advisor has provided investment advisory services to mutual fund clients since 1990.

Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services and with office space. The Advisor pays the office and clerical expenses that are associated with investment research, statistical analysis, and the supervision of the Fund's portfolios. The Advisor also pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, Directors or employees of the Advisor. Each Fund is responsible for all other expenses that are not specifically assumed by the Advisor. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, bookkeeping and record keeping fees, custodian and transfer agency fees and registration fees.

As compensation for its service as investment advisor for each of the Funds, the Advisor receives a fee. That fee is payable monthly an annualized rate that is equal to a percentage of the Fund's average daily net assets. The annual fee paid by the Bond Fund is 1% of the Fund's assets, and the fee paid by the Debt Fund is 1.25%. The fees paid by the Funds are set forth in the table below. These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies.

ADMINISTRATIVE SERVICES.

Commonwealth Shareholder Services, Inc. ("CSS"), serves as Administrator to each Fund pursuant to Administrative Services Agreements. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist each Fund in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the Company's officers to conduct the Company's business subject to the supervision and instructions of the Company's Board of Directors. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229

TRANSFER AND DIVIDEND DISBURSING AGENT.

Fund Services, Inc. ("FSI" or the "Transfer Agent") is the transfer and dividend disbursing agent for the Company. The address of the Transfer Agent is 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

CUSTODY SERVICES.

Brown Brothers Harriman and Co., 40 Water Street, Boston, Massachusetts 02109 acts as the Custodian of the securities and cash for each of the Funds.

                   HOW ARE SHARES OF THE FUNDS DISTRIBUTED?

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement dated August 18, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director.

                   WHAT IS THE PURCHASE AND REDEMPTION PRICE
                          OF SHARES OF THE DEBT FUND?

The Debt Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The offering price per share is equal to the NAV next determined after the Fund receives your purchase order. The minimum initial investment for the Debt Fund is $1,000. Subsequent investments must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by Directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). You may purchase shares of a Fund by mail or wire.

SELLING SHARES.

You may redeem shares of the Debt Fund at any time and in any amount by mail or telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after FSI receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the Debt Fund shares redeemed less than six months after purchase (including shares to be exchanged). The Debt Fund retains this amount to offset the Fund's costs of purchasing or selling securities.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV next computed after the suspension is terminated.

Expenses of the Funds, including the Administrative fee and Advisory fee, are accrued each day.

Reinvestment of dividends and distributions in additional shares of the Funds are made on the payment date at the net asset value determined on the record date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash.

              HOW ARE INCOME AND GAINS OF THE FUNDS DISTRIBUTED?

Dividends from net investment income, if any, are declared annually by each Fund. Each of the Funds intends to distribute annually any net capital gains.

Dividends will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. If you do not wish to have your dividends reinvested in additional shares, you should send a written request to that effect to the Transfer Agent. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made with an IRA, all dividends and capital gain distributions must be reinvested

         HOW DO THE RISKS OF THE DEBT FUND AND THE BOND FUND COMPARE?

Because the Bond Fund invests primarily in very high investment grade instruments issued primarily by Western European national governments, and the Debt Fund invest primarily in debt of Eastern European national governments, the principal risk factors are materially different for the two funds.

An investment in the Bond Fund involves a lesser degree of risk due to the fact that(1) it invests primarily in debt instruments rated A or higher by Standard & Poor's ("S&P"); (2) it invests in instruments that are less volatile; and, (3) it invests primarily in sovereign debt denominated in the currencies of major Western European nations whose creditability is sound.

In the past, an investment in the Debt Fund involved a greater degree of political, currency and market risk due to the fact that (1) it invested primarily in debt instruments rated BB- or better by S&P; (2) it invested in instruments whose markets are in their infancy and are therefore relatively volatile; and, (3) it invested primarily in sovereign debt denominated in the currencies of the developing nations of Eastern European nations whose currencies tend to fluctuate more widely than those of Western European nations. Under the revised investment practices which the Board will implement for the Debt Fund prior to the Reorganization, the disparity in risk between the two Funds will be less than in the past, as the investments of the Debt Fund will be comprised of both the types of securities presently held in the Bond Fund, and the types of securities presently held in the Debt Fund. Under the revised investment practices the Debt Fund will invest primarily in higher quality debt instruments, as described in "How Do The Investment Objectives and Policies of The Funds Compare?". The eastern european currencies in which the Debt Fund will invest may be more volatile than Euro denominated securities.

At the present time, neither fund intends to invest more than 5% of its total assets in securities rated below investment grade.

The reorganized fund, to be renamed Vontobel Greater European Bond Fund, will, under normal market conditions, have at least 65% of its assets in foreign debt securities; however, it will not invest more than 50% of total assets invested in debt instruments denominated in the currencies of developing European nations (including Greece, Turkey and Portugal in addition to Eastern Europe).

PRINCIPAL RISKS.

INTEREST RATES:

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the Bond Fund or the Greater European Bond Fund. Maturity selection is based on the Advisor's total return forecasts. Currently, most local currency debt instruments tend to have short-term maturities of one year or less. Eurocurrency instruments, on the other hand, that have short- to intermediate-term maturities, generally are priced at a spread over the interest rate applicable to the same-maturity government bond of the country in whose currency the debt instrument is issued.

The Bond Fund and the Greater European Bond Fund are non-diversified for purposes of the 1940 Act. As a non-diversified fund, the Debt Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.

FOREIGN INVESTING:

A Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

EMERGING AND DEVELOPING MARKETS:

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

EUROPEAN CURRENCY:

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presented unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If any of the Funds invests in securities of countries that have converted to the Euro, or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse affects on these securities. The Fund could also be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation. The Company has taken steps to obtain satisfactory assurances that the major service providers of each of the Funds have taken steps reasonably designed to address these matters. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the operations and investment returns of the Funds. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.

      WHAT FEES AND EXPENSES ARE PAID BY THE BOND FUND AND THE DEBT FUND?

The following information is provided in order to assist you in understanding the fees and expenses that an investor in the Debt Fund and the Bond Fund will bear directly or indirectly. The expense figures and examples shown are based on figures from the fiscal year ended on December 31, 1998. While actual expenses may be greater or less than those shown, the expenses of the Debt Fund are not expected to change materially as a result of the proposed Reorganization.

                                                  Bond Fund       Debt Fund
                                                  ----------      ---------

Shareholder transaction Fees
  (Fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)    None           None

Maximum Deferred Sales Charge (Load)                None           None

Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends                   None           None

Redemption Fees (1)                                 None           2%(2)

Exchange Fees (3)                                   None           None

Annual Fund Operating Expenses
  (Expenses that are deducted from Fund assets)

Management Fees                                    1.00%           1.25%

Distribution (12b-1 Fees)                          None            None

Other Expenses                                     0.86%           1.14%
                                                   -----           -----

Total Annual Fund Operating Expenses               1.86%           2.39%
                                                   =====           =====

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(2) A 2% redemption fee is charged on shares held less than six (6) months. (3) A shareholder may be charged a $10 fee for each telephone exchange.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that as the Fund increases in size, its annual operating expenses stated as "Other Expenses" above will decline as an annual percentage rate reflecting economies of scale.

--------------------------------------------------------------------------------

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:


                           1 Year        3 Years         5 Years        10 Years
                           ------        -------         -------        --------

International Bond Fund     $189          $585            $1,006         $2,180

Eastern European
  Debt Fund                 $242          $745            $1,275         $2,726


PRO-FORMA CAPITALIZATION TABLE

                                                                  Pro-Forma
                                                                  Combining for
                            Vontobel         Vontobel             Surviving
                            International    Eastern European     European
As of December 31, 1998     Bond Fund        Debt Fund            Bond Fund
-----------------------     ---------        ---------            ---------

 Net Assets                  $6,983,389        $7,881,885            $14,865,274
 Shares outstanding             654,921           771,630              1,455,605
 NAV per share                   $10.66            $10.21                 $10.21


PERFORMANCE COMPARISON.

International Bond Fund:

The bar chart below shows how the Bond Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Bond Fund's past performance may not indicate how it will perform in the future.


Year            Total Return
1995            17.60%
1996             7.51%
1997            (6.04%)
1998            14.85%

The following table compares the performance of the Bond Fund and the J.P. Morgan Government Bond Index ("J.P. Morgan Index"). The J.P. Morgan Index is an unmanaged index of the world's 12 major government bond markets (Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the UK). Returns to not include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                                            Since Inception
                        1 Year              (March 1, 1994)
                        ------              ---------------

Bond Fund               14.85%                    7.07%
J.P. Morgan Index       (3.73%)                    .84%

Eastern European Debt Fund:

The bar chart below shows how the Eastern European Debt Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Debt Fund's past performance may not indicate how it will perform in the future.


Year                 Total Return
1998                  24.54%

The following table compares the performance of the Debt Fund and the Bank Austria-Creditanstalt Eastern European Bond Index ("Bank Austria-Creditanstalt Index"). The Bank Austria-Creditanstalt Index is a market-weighted index of government and corporate debt instruments issued in local currency and traded on exchanges in Hungary, Poland, Russia, the Czech Republic and Slovakia. Returns do not include dividends and are expressed in U.S. dollars.

                               Average Annual Total Returns
                        (for the periods ending December 31, 1998)

                    Since Inception                        1 Year
                   (September 1, 1997)
 Eastern European
  Debt Fund              24.54%                       17.43%
Bank Austria-
  Creditanstalt
  Index                 (27.78%)                     (23.86%)

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than the original cost.

Average annual total returns are historical in nature and measure net investment
income  and  capital  gains  or  losses  from  portfolio   investments  assuming
reinvestment of dividends.

                      INFORMATION ABOUT THE REORGANIZATION

The following is a summary of the Plan of Reorganization, and is subject in all respects to the provision of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached hereto as Exhibit A.

METHOD OF CARRYING OUT THE REORGANIZATION.

It is expected that the Bond Fund will be consummated promptly upon approval of the Plan by the shareholders of the Bond Fund, subject to satisfaction of the various conditions to the obligations of each of the parties. (See "Conditions Precedent to Closing.") Consummation of the Reorganization will be on or about August 27, 1999, or such other date as is determined by the Company on behalf of the Debt Fund and the Bond Fund (the "Closing Date"), provided that the Plan may be terminated by the Company on behalf of either Fund if the Closing Date does not occur on or before September 30, 1999.

On the Closing Date, the Bond Fund will transfer substantially all of its assets to the Debt Fund in exchange for shares of the Debt Fund having an aggregate net asset value equal to the aggregate value of assets so transferred as of 4:00 p.m. Eastern Time on the Closing Date. In the event that the shareholders of the Bond Fund do not approve the Plan, the assets of the Bond Fund will not be transferred on the Closing Date and the obligations of the Company under the Plan relating to the Bond Fund shall not be effective.

If the Reorganization is approved, and the conditions to the Closing have been satisfied, the stock transfer books of the Company with respect to the Bond Fund will be permanently closed as of 4:00 p.m. Eastern Time on the Closing Date and only requests for redemption of shares of the Bond Fund received in proper form prior to 4:00 p.m. on the Closing Date will be accepted. Redemption requests relating to the Bond Fund received thereafter shall be deemed to be redemption requests for shares of the Debt Fund which are to be distributed to the former shareholders of the Bond Fund.

Upon consummation of the Reorganization, the Bond Fund will receive shares of the Debt Fund. The number of shares shall be determined by dividing the aggregate value of the assets of the Bond Fund to be transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Bond Fund and using market quotations determined by the Bond Fund) by the net asset value per share of the common stock of the Debt Fund as of 4:00 p.m. Eastern Time on the Closing Date.

Since the relative asset value of the Bond Fund and the Debt Fund have not yet been ascertained for the purposes of the Closing, it is not possible to determine the exact exchange ratio until the Closing Date. Fluctuations and relative performances of the Bond Fund and the Debt Fund, among other matters, will affect this ratio.

CONDITIONS PRECEDENT TO CLOSING.

The obligation to transfer the assets of the Bond Fund to the Debt Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Debt Fund, in all material respects, of its agreements and undertakings under the Plan, the receipt of certain documents from the Debt Fund, and requisite approval of the Plan by the shareholders of the Bond Fund, as described above. The obligations of the Debt Fund to consummate  the  Reorganization  is  subject  to  the  satisfaction  of  certain conditions precedent, including the performance by the Company of its undertakings under the Plan, the receipt of certain documents and financial statements.

EXPENSES OF THE TRANSACTION.

The Bond Fund and the Debt Fund shall each bear its own expenses incurred in connection with entering into and consummating the transaction contemplated by the Plans

TAX CONSIDERATIONS.

As noted above, the Company will receive a tax opinion that the transaction will qualify under Section 368(a)(1)(C) of the Internal Revenue Code for Federal income tax purposes. The Funds believe that more than half of the shareholders of the Bond Fund are not subject to U.S. Federal income taxation. Former shareholders of the Bond Fund will be advised of the tax treatment of the Reorganization.

DESCRIPTION OF SHARES OF THE DEBT FUND.

Shares of the Debt Fund will be issued to shareholders of the Bond Fund in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of the Debt Fund. No redemption or repurchase of the Debt Fund shares issued to shareholders whose Bond Fund share were represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered for cancellation.

As shareholders of the Debt Fund, former shareholders of the Bond Fund will have substantially similar voting rights and rights upon dissolution with respect to the Debt Fund as they currently have with respect to the Bond Fund.

It is the position of the Division of Investment Management of the U.S. Securities and Exchange Commission that shareholders of the Bond Fund will not be entitled to any "dissenter's rights" since the proposed reorganization is between two open-end investment companies registered under the 1940 Act. Although no dissenters' rights may be available to shareholders of the Bond Fund, shareholder have the right to redeem their shares at net asset value until the Closing Date, and thereafter such shareholders may redeem their Debt Fund shares at net asset value or exchange their Debt Fund shares into share of any other fund in the Vontobel Family of funds subject to the terms of the Prospectus of the fund being acquired.

To the extent permitted by law, the Plan may be amended without shareholder approval by the Company on behalf of the Debt Fund or the Bond Fund. The Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Bond Fund by the Company on behalf of the Debt Fund or the Bond Fund.


                   INFORMATION ABOUT THE COMPANY AND THE FUNDS

Information about the Debt Fund and the Bond Fund is included in the Company's current Prospectus dated May 1, 1999, that Prospectus is attached to this Combined Proxy Statement/Prospectus and incorporated by reference herein. Additional information about the Reorganization and the Funds is included in a Statement of Additional Information, dated August 5, 1999, which has been filed with the Securities and Exchange Commission and is incorporated by reference herein. A copy of the Statement of Additional Information may be obtained without charge by writing to the Company or calling 800-527-9500. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as applicable, and, in accordance with such requirements, file proxy materials, reports and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street NW, Washington, DC 20549; at the offices of the Fund at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229; and, at the Philadelphia Regional Office of the Securities and Exchange Commission at The Curtis Center, Suite 1005 E, 601 Walnut Street, Philadelphia, Pennsylvania 19106-3322. Copies of such material can also be obtained from the Public
Reference Branch, Office of Consumers Affairs and Information Services, Securities and Exchange Commission, Washington DC 20549, at prescribed rates, and from the internet site maintained by the Commission at http://www.sec.gov.

The International Bond Fund was established in February, 1994 as a series of the Company, which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $0.01 par value common stock. The Eastern European Debt Fund was established in September, 1997 as a series of the Company, which has allocated to the Debt Fund 50,000,000. Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or preemptive rights. When issued in accordance with the Prospectus, shares will be fully paid and non-assessable. Fractional shares have proportional voting rights.

                 VOTING INFORMATION AND PRINCIPAL STOCKHOLDERS

In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meetings, the proxy holders present may propose one or more adjournments of the Meeting to permit further solicitation of proxies to obtain a quorum. Even if a quorum is present, if enough votes have not been received to approve the proposed Plan, a motion to adjourn the Special Meeting may be presented. Proxies which direct a vote against the Plan will be voted against any motion to adjourn; all other proxies will be voted in favor of adjournment. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The proxies will be voted in the best judgment of management. The costs of any such additional solicitation and of any adjourned session will be borne by the Bond Fund.

PRINCIPAL STOCKHOLDERS.

As of August 3, 1999, the following persons owned of record or beneficially shares of the Funds in the following amounts.

International Bond Fund:

Bank  J.  Vontobel  and  its  affiliates  for  the  benefit  of  its  customers,
Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 477,713.432 outstanding shares (or 73.754%); Charles Schwab Reinvestment, 101 Montgomery Street San Francisco, CA 94104, owned of record 34,711.696 outstanding shares (or 5.359%).

Eastern European Debt Fund:

Bank  J.  Vontobel  and  its  affiliates  for  the  benefit  of  its  customers,
Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 551,549.754 outstanding shares (or 82.024%); and Palenzona Ingeborg of Bahnhofstrasse 33 Ch-8022 Zurich Switzerland owned of record 40,637.473 outstanding shares (or 6.043%).

                                                                      EXHIBIT A

                             PLAN OF REORGANIZATION

PLAN OF REORGANIZATION (the "Plan"), made as of this 5th day of August , 1999 by the Vontobel Funds, Inc. (the "Fund"), a corporation organized under the laws of the State of Maryland, with its principal place of business at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, on behalf of the Vontobel Eastern European Debt Fund series of shares (the "Eastern European Debt Fund") and the Vontobel International Bond Fund series of shares (the "International Bond Fund").

                             PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the "Plan of Reorganization" or "Plan") will consist of (i) the acquisition by the Eastern European Debt Fund of substantially all of the property, assets and goodwill of the International Bond Fund in exchange for shares of common stock of the Eastern European Debt Fund, with $0.01 per share par value, and the assumption of other liabilities, if any, of the International Bond Fund, (ii) the distribution of such shares of common stock of the Eastern European Debt Fund to the shareholders of the International Bond Fund according to their respective interest, and (iii) the dissolution of the International Bond Fund as soon as practical after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                    AGREEMENT

In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants hereinafter set forth, and intending to be legally bound, the Fund covenants as follows:

1.    Sale and Transfer of Assets, Liquidation and Dissolution of the Portfolio

(a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Fund on behalf of the Eastern
      European Debt Fund herein contained, and in consideration of the delivery by the Eastern European Debt Fund of the number of its shares hereinafter provided and the assumption by the Eastern European Debt Fund of other liabilities, if any, of the International Bond Fund, the Fund on behalf of the International Bond Fund agrees that it will convey, transfer and deliver to the Eastern European Debt Fund at the Closing all of the then existing assets of the International Bond Fund free and clear of all liens, encumbrances, and claims for which the International Bond Fund has reserved cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay its costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the International Bond Fund books as liability reserves,
      (2) to discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date, and (3) to pay such contingent liabilities as the directors shall reasonably deem to exist against the International Bond Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the International Bond Fund's books (hereinafter "Net Assets"). The International Bond Fund shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Fund on behalf of the Eastern European Debt Fund agrees at the Closing to delivery to the International Bond Fund the number of Eastern European Debt Fund shares of common stock (with $0.01 per share par value) determined by dividing the aggregate value of the net assets of the International Bond Fund on the Closing Date by the net asset value per share of common stock of the Eastern European Debt Fund on the Closing Date and multiplying the result by the number of outstanding shares of the International Bond Fund on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(c) Immediately following the Closing, the International Bond Fund shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of common stock of the Eastern European Debt Fund received by the International Bond Fund pursuant to this Section 1, and shall thereafter dissolve. Such distribution shall be accomplished by the establishment of accounts on the share records of the Eastern European Debt Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of beneficial interest of the Eastern European Debt Fund shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of the International Bond Fund shall be entitled to surrender the same to the transfer agent for the Eastern European Debt Fund and request in exchange therefor a certificate or certificates representing the number of whole shares of common stock of the Eastern European Debt Fund into which the shares of beneficial interest of the International Bond Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of the International Bond Fund shall be deemed for all purposes to evidence ownership of the number of shares of common stock of the Eastern European Debt Fund into which the shares of beneficial interest of the International Bond Fund (which prior to Closing were represented thereby) have been converted.

2.    Valuation

(a) The net asset value of a share of common stock of the Eastern European Debt Fund shall be determined to the nearest full cent as of 4:00 p.m. Eastern Time on Closing Date, using the valuation procedures as set forth in the Fund's then effective prospectus.

(b) The net asset value of a share of common stock of the International Bond Fund shall be determined to the nearest full cent as of 4:00 p.m. Eastern Time on the Closing Date, using the valuation procedures as set forth in the Fund's then effective prospectus.

3.    Closing and Closing Date

The Closing Date shall be August 27, 1999 or such later date as the Fund may determine. The Closing shall take place at the principal office of the Fund, 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 at 4:00 p.m. Eastern Time on the Closing Date. The International Bond Fund shall have provided for delivery as of the Closing of those Net Assets to be transferred to the Eastern European Debt Fund's Custodian, Brown Brothers Harriman and Co., 40 Water Street, Boston, Massachusetts 02109. Also the Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of the International Bond Fund and the number of shares of beneficial interest of the International Bond Fund owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern Time on the Closing Date, certified by its Transfer Agent or by the President to the best of their knowledge and belief. The Fund shall issue and deliver a certificate or certificates evidencing the shares of common stock of the Eastern European Debt Fund to be delivered to said Transfer Agent registered in such manner as the International Bond Fund may request, or provide evidence that such shares of the Eastern European Debt Fund have been registered in an account on the books of the Eastern European Debt Fund.

4. Representations and Warranties by the Fund on behalf of the International Bond Fund

The Fund represents and warrants that:

(a) The International Bond Fund is a validly existing series of the Fund, and that the Fund is duly registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company and all of its International Bond Fund shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

(b) The Fund is authorized to issue a series of shares designated as the International Bond Fund series, consisting of 50,000,000 shares of Common Stock, with a par value of $0.01, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

(c) The financial statements appearing in the Fund's Annual Report to Shareholders for the period ending December 31, 1998, audited by Tait, Weller and Baker, fairly present the financial position of the International Bond Fund as of the date indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of the International Bond Fund accurately summarize the accounting date represented and contain no material omissions with respect to the business and operations of the Portfolio.

(e) The Fund on behalf of the International Bond Fund has the necessary power and authority to conduct the business of the International Bond Fund as such business is now being conducted.

5. Representations and Warranties by the Fund on behalf of the Eastern European Debt Fund

The Fund represents and warrants that:

(a) The Eastern European Debt Fund is a validly existing series of the Fund, and that the Fund is duly registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end, management investment company and all its shares sold have been sold pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended.

(b) The Fund is authorized to issue a series of shares designated as the Eastern European Debt Fund series, consisting of 50,000,000 shares of common stock, with $0.01 per share par value. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of common stock of the Eastern European Debt Fund issued pursuant to the Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

(c) At the Closing, the shares of common stock of the Eastern European Debt Fund will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the International Bond Fund are qualified, and there are a sufficient number of such shares registered under the Securities Act of 1933, as amended, to permit the transfers contemplated by this Agreement to be consummated.

(d) The financial statements appearing the Fund's Annual Report to Shareholders for the fiscal year ending December 31, 1998, audited by Tait, Weller and Baker, fairly present the financial position of the Eastern European Debt Fund as of the date indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(e) The Fund on behalf of the Eastern European Debt Fund has the necessary power and authority to conduct the business of the Eastern European Debt Fund as such business is now being conducted.

(f) The Fund on behalf of the Eastern European Debt Fund has full power and authority to perform its obligations under this Plan. The execution and delivery of this Plan and the performance of the matters contemplated hereby the Fund on behalf of the Eastern European Debt Fund have been duly authorized by the Board of Directors of the Fund.

(g) Except as disclosed in the Fund's currently effective prospectus, there are no legal, administrative or other proceedings pending against or, to the knowledge of the Fund, threatened against the Fund which would materially affect its financial condition or its ability to consummate the transactions contemplated by this Plan. The Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation or any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling related to any aspect of its business.

(h) The Fund is not a party to or obligated under any provision of its certificate of incorporation, bylaws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Plan.

6.    Representations and Warranties by the Fund

The Fund, on behalf of the Eastern European Debt Fund and International Bond Fund represents and warrants that:

(a) The statement of assets and liabilities to be furnished by it, as of 4:00 p.m. Eastern Time for the International Bond Fund and the Eastern European Debt Fund on the Closing Date, for the purpose of determining the number of shares of common stock of the Eastern European Debt Fund to be issued pursuant to Section 1 of this Agreement will accurately reflect its net assets in the case of the International Bond Fund and its net assets in the case of the Eastern European Debt Fund and outstanding shares of common stock as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatever except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.
(e) The execution, delivery and performance of this Plan has been duly authorized by all necessary action of its Board of Directors and this Plan constitutes its valid and binding obligation enforceable in accordance with its terms.

(f) It anticipates that consummation of this Plan will not cause it to fail to conform to the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for Federal income taxation as a regulated investment company at the end of its fiscal year.

7. Covenants of the Fund on behalf of the International Bond Fund and the Eastern European Debt Fund

(a) The Fund, on behalf of the International Bond Fund and the Eastern European Debt Fund, covenants to operate the respective business of the Eastern European Debt Fund and the International Bond Fund as presently conducted between the date hereof and the Closing, subject to such actions as are necessary in connection with the approval and implementation of this Plan.

(b) The Fund undertakes that it will not acquire the Eastern European Debt Fund shares for the purpose of making distributions thereof other than to the International Bond Fund shareholders.

(c) The Fund on behalf of the International Bond Fund and the Eastern European Debt Fund agrees that by the Closing, all of its Federal and other tax returns or tax extensions and reports required by law to be filed on or before such date shall have been filed and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) The Fund will at the Closing provide a copy of the shareholder ledger accounts for all the shareholders of record of the International Bond Fund as of 4:00 p.m. Eastern Time on the Closing Date who are to become stockholders of the Eastern European Debt Fund as a result of the transfer of assets which is the subject of this Plan, certified by its Transfer Agent or its President to the best of their knowledge and belief.

(e) The Fund agrees to mail to each shareholder of record of the International Bond Fund entitled to vote at the special meeting of shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements of the General Corporation Law of Maryland as to notice thereof, a Combined Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the Investment Company Act of 1940, as amended, and the rules and regulations, respectively, thereunder.

(f) The Fund will file with the Securities and Exchange Commission a Registration Statement on Form N-14 under the Securities Act of 1933, as amended ("Registration Statement") relating to the issuance of the shares of common stock of the Eastern European Debt Fund issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provision of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time the Registration Statement becomes effective, at the time of the International Bond Fund shareholder's meeting, and at the Closing Date, the prospectus and statement of additional information included therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. Conditions Precedent to be Fulfilled by the Fund on behalf of the International Bond Fund and the Eastern European Debt Fund

The obligations of the Fund on behalf of the International Bond Fund and the Eastern European Debt Fund to effectuate this Plan hereunder shall be subject to the following respective conditions:

(a) That (1) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the Fund shall have performed all obligations required by this Plan to be performed by it prior to the Closing ; and,
      (3) the Fund shall have delivered a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the Fund shall have delivered a copy of the resolutions approving this Plan adopted by the Fund's Board of Directors, certified by the Secretary or equivalent officer.

(c) That the Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the Investment Company Act of 1940, as amended, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the Investment Company Act of 1940, as amended, an no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That the holders of at least a majority of the outstanding shares of common stock of the International Bond Fund shall have voted in favor of the adoption of this Plan contemplated hereby at an annual or special meeting to be held no later than August 25, 1999, or other such date as the Fund may determine.

(e) That the Fund shall have declared a distribution or distributions prior to the Closing date which, together with all previous distributions, shall have the effect of distributing to the shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time for the International Bond Fund on the Closing Date, and
      (ii) any undistributed net investment income and net realized capital gains from any prior period.

(f) That the Fund on behalf of the Eastern European Debt Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens and Young, LLP, counsel to the International Bond Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) The Fund was incorporated under the laws of the State of Maryland on October 28, 1983, and is validly existing and in good standing under the laws of the State of Maryland;

          (2) The Fund has an authorized capital of 500,000,000 shares of common stock, with a par value of $0.01, of which one series of shares has been designated as shares of the International Bond Fund, and, assuming that the initial capital shares of the Fund were issued in accordance with the Investment Company Act of 1940, as amended, and the Articles of Incorporation and By-laws of the Fund and that all outstanding shares of the International Bond Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

          (3) The Fund is an open-end, non-diversified investment company of the management type registered as such under the Investment Company Act of 1940, as amended;

               (4) Except  as  disclosed  in  the  Fund's  currently   effective
                   prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Fund, the unfavorable outcome of which would materially and adversely affect the Fund or the International Bond Fund;

          (5) All corporate actions required to be taken by the Fund to authorize and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the Fund; and,

          (6) This Plan is the legal, valid and binding obligation of the Fund and is enforceable against the Fund in accordance with its terms.

In giving the opinion set forth above, this counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(g) That the Fund on behalf of the International Bond Fund shall have received an opinion in the form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens and Young, LLP, counsel to the Eastern European Debt Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

          (1) The Fund was incorporated under the laws of the State of Maryland on October 28, 1983, and is validly existing and in good standing under the laws of that state;

          (2) The Fund has an authorized capital of 500,000,000 shares of common stock, with $0.01 per share par value, and, assuming that the initial capital shares of the Fund were issued in accordance with the Investment Company Act of 1940, as amended, and its Articles of Incorporation and By-laws and that all the outstanding shares of the Eastern European Debt Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

          (3) The Fund is an open-end, non-diversified investment company of the management type registered as such under the Investment Company Act of 1940, as amended;

          (4) Except as disclosed in the Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Fund, the unfavorable outcome of which would materially and adversely affect the Fund;

          (5) The shares of common stock of the Eastern European Debt Fund to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the fund;

          (6) All corporate actions required to be taken by the Fund to authorize and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the Fund;

          (7) Neither the execution, delivery nor performance of this Plan by the Fund violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Fund is a party or by which the Fund is otherwise bound; this Plan is the legal, valid and binding obligation of the Fund and is enforceable against the Fund in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; and,

          (8) The Registration Statement of which the Prospectus of the Eastern European Debt Fund is a part, dated May 1, 1999, (the "Prospectus"), is, at the time of the signing of this Plan, effective under the Securities Act of 1933, as amended, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and nothing has come to its attention which causes it to believe that the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus or of any contract or document of a character required to be described in the Prospectus that is not described as required.

In giving the opinion set forth above, this counsel may state that it is relying on certificates of the officers of the Fund with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Fund.

(h) That the Fund on behalf of the International Bond Fund shall have received a certificate from the President and Secretary of the fund to the effect that the statements contained in the Fund's Prospectus dated May 1, 1999, at the time the Prospectus became effective, at the date of the signing of this Agreement and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(i) That the Fund on behalf of the International Bond Fund shall have received a letter from Tait, Weller and Baker, dated the Closing, in form and substance satisfactory to the Fund stating in respect of the Eastern European Debt Fund that:

     (1) On the basis of (a) reading the latest available unaudited interim financial statements of the Eastern European Debt Fund, (b) inquiries of officers of the Fund responsible for financial
          and  accounting  matters,   (c)  reading  the  minutes  of  the
          meetings of the shareholders and the Board of Directors of the Fund for the period from January 1, 1999 to the Closing Date, nothing came to their attention which caused them to believe that during the period from January 1, 1999 to a date specified not more than five days prior to the date of the letter, there were any changes in the shares of common stock of the Eastern European Debt Fund or any decrease in the net investment income or net assets except those which may occur in the normal course of operations, including but not limited to changes or decreases which this Plan and/or the current Prospectus disclose have occurred or may occur, as calculated using the procedures set forth in the Eastern European Debt Fund's currently effective prospectus.

(2) After completion of the above procedures, nothing came to Their attention which caused them to believe that the Eastern
          European Debt Fund's unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that followed by the Fund in the December 31, 1998 financial statements reported on by them in the Annual Report to Shareholders.

(j) That the Fund's Registration Statement with respect to its shares to be delivered to the International Bond Fund shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance for such an order shall be pending or threatened on that date.

(k) That the shares of the Eastern European Debt Fund to be delivered hereunder shall have been registered by the Fund with each state commission or agency with which such registration is required in order to permit the shares lawfully to be delivered to each of the International Bond Fund shareholder.

(l) That at the Closing the Fund on behalf of the International Bond Fund transfers to the Eastern European Debt Fund aggregate Net Assets of the International Bond Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of the International Bond Fund on the Closing Date.

9.    Brokerage Fees and Expenses

(a) The International Bond Fund and the Eastern European Debt Fund each represent and warrant to the other that there are no broker or finders fees payable by it in connection with the transactions provided for herein.

(b). The expenses of entering into and carrying out the provisions of this Plan shall be borne as follows: The International Bond Fund and the Eastern European Debt Fund shall each bear its own expenses incurred in connection with this Plan.

10.   Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after adoption thereof by the shareholders of the International Bond Fund) prior to the Closing by the Board of Directors of the Fund.

(b) If the transactions contemplated by this Plan have not been consummated by September 30, 1999, the Plan shall automatically terminate on that date, unless a later date is selected by the Board of Directors of the Fund.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Fund or persons who are its directors, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Fund, by action taken by the Board of Directors of the Fund, if, in the judgment of the Board of Directors of the Fund such action or waiver will not have a material adverse affect on the benefits intended under this Plan to the holders of shares of the International Bond Fund or the Eastern European Debt Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 4-7 hereof shall expire with, and be terminated by, the Plan of
      Reorganization, and neither the Fund nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of the Fund against any liability to the entity for which that officer, director, agent or shareholder so acts or to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Directors of the Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the International Bond Fund, unless such terms and conditions shall result in a change in the method of computing the number of shares of the Eastern European Debt Fund to be issued to the International Bond Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the International Bond Fund, prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Fund shall promptly call a special meeting of shareholders of the International Bond Fund at which such conditions so imposed shall be submitted for approval.

This plan of Reorganization has been executed on behalf of the International Bond Fund and on behalf of the Eastern European Debt Fund by the Fund's duly authorized officers, all as of the day and year first above written.

                                                            VONTOBEL FUNDS, INC.

Attest:




_________________________________            By:________________________________

                                                                     EXHIBIT B


VONTOBEL FUNDS, INC.
A "Series" INVESTMENT COMPANY
1500 Forest Avenue                                      PROSPECTUS
Suite 223                                         Dated May 1, 1999
Richmond, Virginia 23229
Telephone:  1-800-527-9500





VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND
VONTOBEL EMERGING MARKETS EQUITY FUND
VONTOBEL EASTERN EUROPEAN EQUITY FUND
VONTOBEL INTERNATIONAL BOND FUND
VONTOBEL EASTERN EUROPEAN DEBT FUND



























--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities. The Commission does not guarantee the accuracy or completeness of this Prospectus and does not determine whether an investment in any of the funds contained in this Prospectus is a good investment. It is illegal to claim that the Commission has done so.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY................................................

      VONTOBEL U.S. VALUE FUND.....................................

      VONTOBEL INTERNATIONAL EQUITY FUND...........................

      VONTOBEL EMERGING MARKETS EQUITY FUND........................

      VONTOBEL EASTERN EUROPEAN EQUITY FUND........................

      VONTOBEL INTERNATIONAL BOND FUND.............................

      VONTOBEL EASTERN EUROPEAN DEBT FUND..........................

FUND FEES AND EXPENSES.............................................

INVESTMENT OBJECTIVES/STRATEGIES AND RISKS.........................

OTHER PRINCIPAL RISKS..............................................

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE......................

SHAREHOLDER INFORMATION............................................

PURCHASING SHARES..................................................

REDEEMING SHARES...................................................

OTHER SHAREHOLDER SERVICES.........................................

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS..........................

DISTRIBUTIONS AND TAXES............................................

DISTRIBUTION ARRANGEMENTS..........................................

FINANCIAL HIGHLIGHTS...............................................

RISK/RETURN SUMMARY

Vontobel U.S. Value Fund ("Value Fund")

Investment Objective       Long-Term Capital Return
Principal Investment       Under normal circumstances, the Value Fund
Strategies                 will invest at least 65% of its assets in
                           equity securities that are traded on U.S.
                           exchanges.  The Fund may also invest in
                           fixed-income securities and cash
                           equivalents, such as overnight repurchase
                           agreements and short-term U.S. Treasuries.
Principal                  Investment  Risks The Value  Fund's  investments  are
                           subject to market, economic and business risks. These risks will cause the Value Fund's net asset value
                           ("NAV") to fluctuate over time. Therefore, the value of your investment in the Value Fund could decline.
                           Also,  there  is no  assurance  that  the  Investment
                           Advisor will achieve the Fund's objective.

                           The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                           An investment in the Value Fund is not a bank deposit
                           and is  not  insured  or  guaranteed  by the  Federal
                           Deposit Insurance Corporation or any other
                           government agency.
Investor Profile           You may want to invest in the Value Fund
                           if you are seeking long-term capital
                           return, together with relative safety of principal in the long-term, and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Value Fund if you are seeking current income.

Performance Information

The bar chart below shows how the Value Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Value Fund's past performance may not indicate how it will perform in the future.



Graph goes here:



                            Vontobel U.S. Value Fund

Year          Total Return

1990*           (9.90%)

1991            37.29%

1992            16.30%

1993             6.00%

1994             0.02%

1995            40.36%

1996            21.28%

1997            34.31%

1998            14.70%

Best Calendar Quarter 1st Q 1991 up 21.90%

Worst Calendar Quarter 3rd Q 1990 down 21.80%



* Shows non-annualized return for the period from March 31, 1990, commencement of operations, to December 31, 1990.


The following table compares the performance of the Value Fund and the S&P
500. The S&P 500 is an unmanaged index of the common stock of the 500 largest publicly traded U.S. Companies. Returns include dividends and are expressed in U.S. dollars.

                               Average Annual Total Returns
                          (for the periods ending December 31, 1998)

                       1 Year           5 Years       Since Inception
                                                     (March 30, 1990)
Value Fund             14.70%            21.27%           17.12%
S&P 500 Index          28.38%            23.84%           18.70%


VONTOBEL INTERNATIONAL EQUITY FUND ("International Equity Fund")

Investment Objective        Capital Appreciation
Principal Investment        Under normal circumstances the
Strategies                  International Equity Fund will invest at
                            least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The Fund intends to diversify its investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The Fund will primarily hold securities listed on a security exchange or quoted on an established over-the-the counter market.
Principal Investment Risks  The International Equity Fund's
                            investments are subject to market,
                            economic and business risks. These risks may cause the International Equity Fund's
                            NAV to fluctuate over time.  Therefore,
                            the value of your investment in the Fund could decline. Also, there is no assurance that the Investment Advisor will achieve the Fund's objective.

                            The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                            The Fund may also invest in securities that trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                            An  investment in the  International  Equity Fund is
                            not a bank deposit and is not insured or  guaranteed
                            by the Federal Deposit Insurance  Corporation or any
                            other government agency.
Investor Profile            You may want to invest in the
                            International Equity Fund if you are
                            seeking capital appreciation and wish to diversify your existing investments. The
                            International Equity Fund may be
                            particularly suitable for you if you wish to take advantage of opportunities in the securities markets of Europe and the Pacific Basin and are willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the International Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the International Equity Fund's past performance may not indicate how it will perform in the future.

                       Vontobel International Equity Fund

Graph goes here:

Year        Total Return
1990*        (12.42%)
1991          18.74%
1992          (2.37%)
1993          40.80%
1994          (5.28%)
1995          10.91%
1996          16.98%
1997           9.19%
1998          16.77%

Best Calendar Quarter 4th Q 1998 up 18.60% Worst Calendar Quarter 3rd Q 1990 down 19.40%

* Represents a period during which the Fund was advised by other investment advisors. On July 6, 1990, the Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status.


The following table compares the performance of the International Equity Fund and Morgan Stanley Capital International's Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 1100 common stock securities issued by Foreign companies. Returns include dividends and are expressed in U.S. dollars.

                     Average Annual Total Returns
              (for the periods ending December 31, 1998)

                                                                 Since Inception
                                   1 Year           5 Years       (July 6, 1990)

International Equity Fund          16.77%            9.38%           9.89%
EAFE Index                         20.00%            9.19%           6.75%


VONTOBEL EMERGING MARKETS EQUITY FUND ("Emerging Markets Fund")

Investment Objective        Long-Term Capital Appreciation
Principal Investment        Under normal circumstances the Emerging
Strategies                  Markets Fund will invest at least 65% of
                            its  total  assets  in  the  equity   securities  of
                            companies in developing countries.  The Fund intends
                            to diversify its investments broadly among countries
                            and normally to have  represented  in the  portfolio
                            business activities of not less than three different
                            countries.  The Fund will primarily hold  securities
                            listed  on a  security  exchange  or  quoted  on  an
                            established  over-the-counter  market.  The Emerging
                            Markets Fund may also invest in American  Depositary
                            Receipts  ("ADRs"),   European  Depositary  Receipts
                            ("EDRs"),  Global  Depositary  Receipts ("GDRs") and
                            Registered Depositary Certificates ("RDCs").
Principal Investment Risks  The Emerging Markets Fund's investments are subject to market, economic and
                            business risks.  These risks may cause
                            the Fund's NAV to fluctuate over time.
                            Therefore, the value of your investment
                            in the Fund could decline.  Also, there
                            is no assurance that the Investment
                            Advisor will achieve the Fund's objective.

                            The Emerging Markets Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                            The Fund also invests in securities that trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                            An investment in the Emerging  Markets Fund is not a
                            bank deposit and is not insured or guaranteed by the
                            Federal Deposit Insurance Corporation or any other
                            government agency.
Investor Profile            You may wish to invest in the Emerging
                            Markets Fund if you are seeking long-term capital appreciation and wish to diversify your current investments beyond equities of companies in developed markets. You should not invest in the Fund if you are not willing to accept the risks associated with foreign investing.



Performance Information

The bar chart below shows how the Emerging Markets Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Emerging Markets Fund's past performance may not indicate how it will perform in the future.

                         Vontobel Emerging Markets Fund

Year                 Total Return
1997*                   (5.80%)
1998                   (22.40%)

Best Calendar Quarter 4th Q 1998 up 14.04% Worst Calendar Quarter 3rd Q 1998 down 24.77%


*  Shows   non-annualized   return  for  the  period  from  September  1,  1997,
   commencement of operations, to December 31, 1997.

The following table compares the performance of the Emerging Markets Fund and the Morgan Stanley Capital International Emerging Markets Free Index ("the EMF Index"). The EMF Index is a market capitalization weighted aggregate index comprised of equities traded on listed markets in 26 emerging countries. Index returns do not include dividends and are expressed in U.S.
dollars.

                     Average Annual Total Returns
              (for the periods ending December 31, 1998)
                         1 Year                Since Inception
                                             (September 1, 1997)
Emerging Markets Fund  (22.40%)                    (20.97%)
EMF Index              (27.52%)                    (30.91%)

VONTOBEL EASTERN EUROPEAN EQUITY FUND ("E. European Equity Fund")

Investment Objective        Capital Appreciation
Principal Investment        Under normal circumstances, the E.
Strategies                  European Equity Fund will invest at least
                            65% of its assets in equity  securities of companies
                            located  in  Eastern   Europe  or  which  conduct  a
                            significant portion of their business in countries which are generally considered to comprise Eastern
                            Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.
Principal Investment Risks  The E. European Equity Fund's investments are subject to market, economic and
                            business risks. These risks may cause the Fund's NAV to fluctuate over time.
                            Therefore, the value of your investment
                            in the Fund could decline.  Also, there
                            is no assurance that the Investment
                            Advisor will achieve the E. European
                            Equity Fund's objective.

                            The E. European Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                            The Fund also invests in securities that trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                            An investment in the E. European Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile You may wish to invest in the E. European Equity Fund if you seek to diversify your current equity holdings and to take advantage of opportunities in the newly reorganized markets of Eastern Europe.



Performance Information

The bar chart below shows how the E. European Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the E. European Equity Fund's past performance may not indicate how it will perform in the future.

                        Vontobel E. European Equity Fund

Year                 Total Return
1996*                   48.90%
1997                     8.74%
1998                   (46.62%)

Best calendar quarter 2nd Q 1996 up 25.74% Worst calendar quarter 3rd Q 1998 down 40.48%


*  Shows   non-annualized   return  for  the  period  from  February  15,  1996,
   commencement of operations, to December 31, 1996.

The following table compares the performance of the E. European Equity Fund and the Nomura Research Institute's Central and Eastern European Equity Index ("Nomura Composite-11 Index"). The Nomura Composite-11 Index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and are expressed in U.S. dollars.

                                      Average Annual Total Returns
                               (for the periods ending December 31, 1998)
                                    1 Year          Since Inception
                                                   (February 15, 1996)
E. European Equity Fund             (46.62%)             (4.95%)
Nomura Composite-11 Index           (21.84%)              2.07%


VONTOBEL INTERNATIONAL BOND FUND ("Bond Fund")

Investment Objective        To Maximize Total Return from Capital
                            Growth and Income
Principal Investment        Under normal circumstances the Bond Fund
Strategies                  will invest at least 65% of its total
                            assets in high grade bonds  issued (i) in  countries
                            other  than the  U.S.;  (ii) by  issuers  which  are
                            organized  in a country  other than the U.S. or have
                            at least 50% of their  assets or derive at least 50%
                            of their  revenues in such country  (notwithstanding
                            the  currency in which such bonds are  denominated);
                            or (iii) by  national or  international  authorities
                            other than the U.S.  The  Advisor  actively  manages
                            currency,  bond market and  maturity  exposure.  The
                            Bond Fund will  normally  invest at least 65% of its
                            total  assets  in  bonds   denominated   in  foreign
                            currencies,   however,  generally  foreign  currency
                            denominated   bonds  will   constitute  90%  of  its
                            portfolio. The Fund normally has investments in securities of issuers from a minimum of three different countries.


Principal                   Investment  Risks The Bond  Fund's  investments  are
                            subject to interest rate risk. Interest rate risk may cause the NAV to fluctuate over time and the value of the Bond Fund could decline or increase.
                            There is no assurance that the Bond Fund will achieve its objective.

                            The Bond Fund's investments will be denominated in foreign currencies. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's investments may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity, taxes and adverse social or political developments.

                            The Bond Fund operates as a non-diversified fund for purposes of the 1940 Act. As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                            An investment in the Bond Fund is not a bank deposit
                            and is not  insured  or  guaranteed  by the  Federal
                            Deposit Insurance Corporation or any other
                            government agency.
Investor Profile            You may wish to invest in the Bond Fund
                            if you are seeking to maximize your total return and diversify your investments.
                            The Bond Fund may be particularly suited for you if you wish to take advantage of opportunities in bond markets outside the U.S. You should not invest in the Bond
                            Fund if you are not willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the Bond Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Bond Fund's past performance may not indicate how it will perform in the future.

Graph goes here

                        Vontobel International Bond Fund

Year            Total Return
1994*              1.98%
1995              17.60%
1996               7.51%
1997              (6.04%)
1998              14.85%

Best calendar quarter 3rd Q 1998 up 10.00% Worst calendar quarter 4th Q 1994 down 6.60%

* Shows non-annualized return from the period from March 1, 1994, commencement of operations, to December 31, 1994.

The following table compares the performance of the Bond Fund and the J.P. Morgan Government Bond Index ("J.P. Morgan Index"). The J.P. Morgan Index is an unmanaged index of the world's 12 major government bond markets (Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the UK). Returns to not include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)
                        1 Year                 Since Inception
                                               (March 1, 1994)
Bond Fund               14.85%                      7.07%
J.P. Morgan Index       18.28%                      9.00%

VONTOBEL EASTERN EUROPEAN DEBT FUND ("E. European Debt Fund")

Investment Objective        To Maximize Total Return from Capital
                            Growth and Income
Principal Investment        Under normal circumstances the E.
Strategies                  European Debt Fund will invest at least
                            65% of its total assets in fixed-income  instruments
                            that are  issued by  borrowers  located  in  Eastern
                            European countries. The Fund will normally invest at
                            least  65% of its total  assets in debt  instruments
                            denominated   in  foreign   currencies.   Generally,
                            however,    foreign   currency    denominated   debt
                            instruments will constitute 90% of its portfolio.

                            The Fund will invest principally in instruments that bear the rating of BBB- or better by S&P or Baa3 or higher by Moody's, or unrated securities that the Advisor believes to be of comparable quality to such instruments with ratings of BBB- or higher by S&P or Baa3 or higher by Moody's. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries.
Principal Investment Risks  The E. European Debt Fund's investments are subject to interest rate risk.
                            Interest rate risk may cause the NAV to
                            fluctuate over time and the value of the
                            E. European Debt Fund could decline or
                            increase.  There is no assurance that the
                            E. European Debt Fund will achieve its
                            objective.

                            The E. European Debt Fund's investments will be denominated in foreign currencies. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's investments may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity, taxes and adverse social or political developments.

                            The E. European Debt Fund operates as a non-diversified fund for purposes of the 1940 Act. As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                            An  investment in the E. European Debt Fund is not a
                            bank deposit and is not insured or guaranteed by the
                            Federal Deposit  Insurance  Corporation or any other
                            government agency.
Investor Profile            You may wish to invest in the E. European
                            Debt Fund if you are seeking to maximize your total return and diversify your investments. The Fund may be especially suitable for you if you are willing to take advantage of opportunities in the developing debt markets of Eastern
                            Europe.  You should not invest in the E.
                            European Debt Fund if you are not willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the E. European Debt Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the E. European Debt Fund's past performance may not indicate how it will perform in the future.

                         Vontobel E. European Debt Fund

Year                 Total Return
1997*                 (0.55%)
1998                  24.54%

Best calendar quarter 4th Q 1998 up 6.72% Worst calendar quarter 4th Q 1997 down 1.14%



*  Shows   non-annualized   return  for  the  period  from  September  1,  1997,
   commencement of operations, to December 31, 1997.

The following table compares the performance of the E. European Debt Fund and the Bank Austria-Creditanstalt Eastern European Bond Index ("Bank Austria-Creditanstalt Index"). The Bank Austria-Creditanstalt Index is a market-weighted index of government and corporate debt instruments issued in local currency and traded on exchanges in Hungary, Poland, Russia, the Czech Republic and Slovakia. Returns do not include dividends and are expressed in U.S. dollars.

                                          Average Annual Total Returns
                                    (for the periods ending December 31, 1998)
                                                         Since Inception
                                        1 Year         (September 1, 1997)
E. European Debt Fund                   24.54%               17.43%
Bank Austria-Creditanstalt Index       (27.78%)             (23.86%)

FUND FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a Fund's performance.

The following table describes the fees and expenses that you will pay in connection with purchases or redemptions of shares of the Value Fund, the International Equity Fund, the Emerging Markets Fund, the E. European Equity Fund, the Bond Fund and the E. European Debt Fund (collectively, the "Funds"). The annual operating expenses, which cover the cost of investment management, administration, accounting and shareholder communications, are shown as a percentage of the average daily net assets.

--------------------------------------------------------------------------------
                                   VALUE FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         0.86%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          0.60%

Total Annual Fund Operating Expenses                                    1.46%

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         0.90%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          0.50%

Total Annual Fund Operating Expenses                                    1.40%

--------------------------------------------------------------------------------
                           EMERGING MARKETS EQUITYFUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          4.88%

Total Annual Fund Operating Expenses                                    6.13%*

* Management Fee waivers, expense reimbursements and expense credits reduced the Total Annual Fund Operating Expenses to 2.07% during the year ended December 31, 1998.

--------------------------------------------------------------------------------
                             E. EUROPEAN EQUITY FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          1.32%

Total Annual Fund Operating Expenses                                    2.57%

--------------------------------------------------------------------------------
                                    BOND FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.00%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          0.86%

Total Annual Fund Operating Expenses                                    1.86%

--------------------------------------------------------------------------------

                              E. EUROPEAN DEBT FUND

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases)                        None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          1.14%

Total Annual Fund Operating Expenses                                    2.39%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(2) A 2% redemption fee is charged on shares held less than six (6) months. (3) A shareholder may be charged a $10 fee for each telephone exchange.

     The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that as each Fund increases in size, its annual operating expenses stated as "Other Expenses" above will decline as an annual percentage rate reflecting economies of scale.
--------------------------------------------------------------------------------
The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:


                     1 Year         3 Year          5 Year         10 Year
                     ------         ------          ------         -------

Value Fund           $  150         $  465          $  803         $ 1,757
o Expenses-net(a)    $  148         $  459          $  792         $ 1,735

International
 Equity Fund         $  143         $  443          $  766         $ 1,680
o Expenses-net(b)    $  138         $  431          $  745         $ 1,635

Emerging
 Markets Fund
o With
  Redemption Fee      $ 810         $2,008          $3,180         $ 5,995
o W/O
  Redemption Fee      $ 610         $1,808          $2,980         $ 5,795
o Expenses-net(c)     $ 210         $  649          $1,114         $ 2,400

E. European
  Equity Fund
o With
  Redemption Fee      $ 460         $  999          $1,565         $ 3,105
o W/O
  Redemption Fee      $ 260         $  799          $1,365         $ 2,905
o Expenses-net(b)     $ 241         $  751          $1,285         $ 2,746

Bond Fund             $ 189         $  585          $1,006         $ 2,180
o Expenses-net(d)     $ 164         $  508          $  876         $ 1,911

E. European
  Debt Fund
o With
  Redemption Fee      $ 442         $  945          $1,475         $ 2,926
o W/O
  Redemption Fee      $ 242         $  745          $1,275         $ 2,726
o Expenses-net(e)     $ 201         $  621          $1,068         $ 2,306

(a)Expenses reflect the effect of management fee waivers and custodian credits to offset custodian fees.
(b) Expenses reflect the effect of custodian credits to offset custodian fees.
(c)Expenses reflect the effect of management fee waivers, reimbursed expenses and custodian credits to offset custodian fees.
(d)Expenses reflect the effect of management fee waivers and reimbursed expenses.
(e) Expenses reflect the effect of management fee waivers.


INVESTMENT OBJECTIVES/STRATEGIES AND RISKS

Value Fund

The Value Fund's investment objective is to achieve long-term capital returns in excess of the broad market by investing in common stocks and securities that are convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances the Fund will invest at least 65% of its assets in common stocks or securities that are convertible into common stock. The Value Fund typically invests in securities that are traded on U.S. exchanges. The Value Fund also invests in fixed-income instruments and cash equivalents, such as overnight repurchase agreements and short-term U.S. Treasuries. The Advisor uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel USA Inc. (the "Advisor"), the investment adviser for each of the Funds, employs a bottom-up approach to stockpicking, with an emphasis on qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Advisor seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Advisor's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Advisor considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore the Advisor seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings growth and free cash flow, low debt and effective management.

The Value Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Value Fund may increase or decrease. The Value Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Value Fund may not perform as anticipated.

As noted above, the Advisor seeks to achieve its investment objective by investing principally in equity securities. Nonetheless, the Advisor may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Treasuries), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Advisor views its "cash position" as a residual measure of the ability of its investment personnel to identify enough stocks that meet their rigorous investment criteria.

The Value Fund is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.


The Value Fund may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer.

International Equity Fund

The International Equity Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stocks. Under normal circumstances the Fund will invest at least 65% of its assets in securities of companies in Europe and the Pacific Basin. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Advisor will decide when and how much to invest in each of those markets. Investments may also be made in equities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF") . The portfolio of the International Equity Fund will be diversified. The Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Advisor seeks to invest in companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders in their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

Under normal circumstances the International Equity Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Equity Fund intends to diversify broadly investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

The International Equity Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the International Equity Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the International Equity Fund may not perform as anticipated.

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). The International Equity Fund may also assume a temporary defensive position in response to extreme or adverse market, economic or other conditions.

Emerging Markets Fund

The Emerging Markets Fund's investment objective is to achieve long-term capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal circumstances the Emerging Markets Fund will invest at least 65% of its total assets in securities of companies that are located in developing countries. The Fund may acquire these securities directly in their principal markets or through the use of Depositary Receipts. The portfolio of the Fund will be diversified.

The Emerging Markets Fund considers countries having developing markets to be all countries included in the EMF, generally considered to be developing or emerging markets countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, as used in this prospectus, emerging markets equity securities means (i) equity securities of companies that the principal securities trading market for which is an emerging market country, as defined above, (ii) equity securities traded in any market, of companies that derive a substantial portion of their total revenue or potential revenue from either goods or services produced in developing countries or sales made in emerging market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, an emerging market country.

The Emerging Markets Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. It is anticipated that the Emerging Markets Fund will invest in three or more of the countries in the following list, which is meant to be representative and not exhaustive:


-----------------------------------------------------------------------
Argentina         Greece            Pakistan         South Africa
-----------------------------------------------------------------------
Brazil            Hong Kong         Panama           South Korea
-----------------------------------------------------------------------
Chile             Hungary           Peru             Sri Lanka
-----------------------------------------------------------------------
China             India             Philippines      Taiwan
-----------------------------------------------------------------------
Colombia          Indonesia         Poland           Thailand
-----------------------------------------------------------------------
Czech Republic    Israel            Portugal         Turkey
-----------------------------------------------------------------------
Egypt             Malaysia          Russia           Venezuela
-----------------------------------------------------------------------
Ghana             Mexico            Singapore
-----------------------------------------------------------------------

The securities the Emerging Markets Fund purchases may not always be purchased on the principal market of the country. For example, ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or Registered Depository Certificates ("RDC") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are described above in the "Vontobel International Equity Fund" section. Similar to ADRs, EDRs, GDRs and RDCs represent receipts for a foreign security issued in a location outside the U.S., and may involve risks comparable to ADRs, as well as the fact that the EDR, GDR or RDC is itself issued outside the U.S. RDCs involve risks associated with Russian securities transactions. Please refer to the Statement of Additional Information for more information on ADRs, EDRs, GDRs and RDCs.

The Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Advisor seeks to invest in companies that have a long record of successful operations in their core businesses and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders of their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Advisor does not currently actively manage currency risk.

The Fund's investments in developing countries involve those same risks that are associated with foreign investing in general (see "Other Principal Risks" below). In addition to those risks, companies in developing countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets. Also the value of your investment in the Emerging Markets Fund may decline due to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. The Emerging Markets Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Emerging Markets Fund may not perform as anticipated.

While the Emerging Markets Fund intends to remain substantially invested in common stock and securities that are convertible into common stock, it also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Emerging Market Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The Emerging Markets Fund may also invest in unlisted securities. Unlisted securities include securities that are neither listed on a stock exchange or traded-over-the counter and privately placed securities. Investing in unlisted securities may involve a higher degree risk than publicly traded securities and may result in substantial losses. These securities may also be less liquid than publicly traded securities because they are not traded publicly.

E. European Equity Fund

The E. European Equity's Fund investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal market conditions the Fund will invest at least 65% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe. The Advisor's investment universe consists of companies that are located in, or listed on the exchanges of, the former Soviet Bloc countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Advisor concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). In Poland, Hungary, the Czech Republic and Slovakia, the Advisor can invest in local shares. Elsewhere, due to the lack of local subcustodians or liquidity, the Advisor currently invests only through GDR or ADR programs.

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets, and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Advisor generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the E. European Equity Fund will be diversified. Management expects that the Fund will have a low turnover ratio (not exceeding 100% annually). The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Advisor considers only about 200 stocks as investable, based upon their market capitalization and liquidity. The Advisor expects this number to increase dramatically in the years to come. Together, these 200 stocks represent a market capitalization of approximately US$ 50 billion.

The Fund faces those same risks that are associated with investing in foreign and developing markets (see "Other Principal Risks" below). Also the value of your investment in the E. European Equity Fund may decline due to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. The E. European Equity Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the E. European Equity Fund may not perform as anticipated. Generally, the Fund holds core positions for longer than one year.

The E. European Equity Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Emerging Market Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

Bond Fund

The Bond Fund's investment objective is to maximize total return from capital growth and income. The Bond Fund seeks to achieve its objective by investing in fixed-income securities that are traded in bond markets outside the U.S. Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investments used in the Fund's portfolio.

The portfolio investments of the Bond Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Bond Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies, however, generally foreign currency denominated bonds will constitute 90% of its portfolio.

Under normal market conditions, at least 65% of the Bond Fund's assets will be invested in foreign securities that are rated A or higher by S&P or Moody's Investors Service, Inc. ("Moody's") or unrated bonds which the Advisor believes are comparable in quality; however, the Fund generally invests 90% of its total assets in foreign debt securities. The Bond Fund may invest in lower rated securities in order to take advantage of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities that are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the Advisor. Securities that are rated below investment grade entail greater risk than investment grade debt securities. After purchase by the Bond Fund, debt securities may cease to be rated or their rating may be reduced. Neither event would require the Fund to dispose of the debt security.

The Bond Fund intends to select its investments from a number of country and market sectors. It may invest substantial amounts in issuers from one or more countries and would normally have investments in securities of issuers from a minimum of three different countries; however, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. A non-governmental issuer will be considered to be "from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

To protect against adverse movements of interest rates and for liquidity, the Bond Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

While the Bond Fund intends to invest primarily in foreign securities, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. Under normal circumstances the Bond Fund will not invest more than 35% of its total assets in U.S. debt securities; however, the Fund generally invests less than 10% of its total assets in U.S. debt securities. The Fund may also hedge using U.S. dollars in certain situations.

The selection of bonds for the Bond Fund is dependent upon the Advisor's evaluation of those factors influencing interest rates. The Advisor considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the Bond Fund. Fluctuations in the value of the investments will be reflected in the NAV of the Bond Fund.

The Bond Fund is non-diversified for purposes of the 1940 Act. As a non-diversified fund, the Bond Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.

Cash may be held in U.S. dollars and/or in any of the major trading currencies. The Fund's cash position is first and foremost a function of the Advisor's currency allocation decision and secondarily a function of the Advisor's duration selection. If the outlook for U.S. dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position generally not in excess of 25% of its total assets. Conversely, if the outlook for foreign currency cash returns is more attractive, the Fund will hold foreign cash positions not in excess of approximately 25% of its total assets.

Maturity selection is based on the Advisor's total return forecasts, i.e., the Advisor focuses on investments that the Advisor expects to produce the highest total return in local currency along the yield curve in each market in the Advisor's universe for the planned holding period. Maturity selection or, more precisely, duration selection, is the second most important factor in the Advisor's process. Duration is the expected life of a fixed-income security, taking into account its coupon yield, interest payments, maturity and call features. Duration attempts to measure actual maturity, as opposed to final maturity, by measuring the average time required to collect all payments of principal and interest. The duration of a callable bond, also called its effective duration, may be considerably shorter than its stated maturity in a period of rising interest rates. Thus, as market interest rates rise, the duration of a financial instrument decreases. For example, a 30-year conventional mortgage may have an effective duration of only 11 to 12 years, which means the loan will probably be paid off in about one-third of the time it is supposedly carried by the originating lender as an earning asset. Duration differs from other measurements such as average life and half life. Duration measures the time required to recover a dollar of price in present value terms (including principal and interest), whereas average life computes the average time needed to collect one dollar of principal. The Advisor's selection of duration is based on the Advisor's total return forecasts. Particular yield curve shapes and/or anomalies are also taken into account. As indicated in the preceding paragraph, U.S. dollar and/or foreign cash positions are a function of both currency allocation and duration selection decisions.

Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investment used in the Fund's portfolio construction. Credit quality of most issuers in these markets tends to be very high. Quality and sector management are therefore not as complex as for domestic U.S. bonds. The Advisor focuses its issue selection on the highest credit quality since opportunities to achieve significant incremental returns in sector selection are limited.

E. European Debt Fund

The E. European Debt Fund's objective is to maximize total return from capital growth and income. The Fund seeks to achieve its investment objective by investing in fixed-income securities that are issued by borrowers in Eastern European countries. The Fund will normally invest at least 65% of its total assets in debt instruments denominated in foreign currencies. Generally, however, foreign currency denominated debt instruments will constitute 90% of its portfolio.

Under normal market conditions, the E. European Debt Fund will invest at least 65% of its assets in foreign securities that are rated BBB- or higher by S&P or Baa3 by Moody's or unrated bonds which the Advisor believes are comparable in quality; however, the Fund generally invests 90% of its total assets in foreign debt securities. Due to the relative scarcity and small size of many securities offerings in the Eastern European market, the number of securities that are rated by S&P and Moody's is limited. The Advisor reserves the right to determine that certain securities are of comparable quality where such securities have not been rated due to the small size of the offering or other factors. After purchase by the E. European Debt Fund, debt securities may cease to be rated or their rating may be reduced. Neither event would require the Fund to dispose of the debt security.

The Advisor's investment universe encompasses two distinct markets: (1) the local currency debt markets of Eastern Europe, the Russian market and the markets of the newly formed countries that belonged to the former Soviet Union, and (2) the Eurocurrency markets that are used by public and private sector borrowers in the Advisor's market universe to raise capital in the major trading currencies, including the U.S. dollar. For investments in local currency debt instruments, the Advisor's core markets are the Czech Republic, Slovakia, Hungary, Poland, Slovenia, the Baltic states, Croatia, Romania and Russia.

The Fund intends to select its investments from a number of country and market sectors. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries. While the E. European Debt Fund intends to invest primarily in foreign securities, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. Under normal circumstances the E. European Debt Fund will not invest more than 35% of its total assets in U.S. debt securities; however, the Fund generally invests less than 10% of its total assets in U.S. debt securities. In circumstances where the outlook for U.S. dollar is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position of up to 35% of the Fund's total assets. Conversely, if the outlook for Eastern European currency cash returns is more attractive, the Fund will hold foreign cash positions of up to 25% of the Fund's total assets. From time to time, the Advisor may hold up to 90% of the Fund's total assets in securitized money market instruments, such as government short-term paper, treasury bills issued by governments of Eastern European countries, commercial paper and corporate short-term paper with maturities of up to one year.

The selection of bonds for the E. European Debt Fund is dependent upon the Advisor's evaluation of those factors influencing interest rates. The Advisor considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation.

The Advisor focuses on issuers of the highest available credit quality and uses international and supranational issuers with credit ratings at least equal to those of local borrowers. Quality and sector management are therefore not as complex as for domestic U.S. bonds. Because the Advisor focuses its issue selection on the highest available credit quality, opportunities to achieve significant incremental returns in sector selection are limited.

Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decision. The Advisor is conscious of the need for liquidity and therefore invests only in issues within a sector which the Advisor deems to have the greatest future marketability.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the E. European Debt Fund. Maturity selection is based on the Advisor's total return forecasts. Currently, most local currency debt instruments tend to have short-term maturities of one year or less. Eurocurrency instruments, on the other hand, that have short- to intermediate-term maturities, generally are priced at a spread over the interest rate applicable to the same-maturity government bond of the country in whose currency the debt instrument is issued.

To protect against adverse movements of interest rates and for liquidity, the Fund may also invest all or a portion of its net assets in short-term obligations, such as bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations and repurchase agreements. The Advisor also attempts to protect the Fund from rising interest rates by selling interest rate future contracts or purchasing put options on interest rate futures contracts.

The E. European Debt Fund is non-diversified for purposes of the 1940 Act. As a non-diversified fund, the E. European Debt Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.

OTHER PRINCIPAL RISKS

Year 2000 Issue

Like other mutual funds and financial or business organizations around the world, Vontobel Funds, Inc. (the "Company") could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

European Currency

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If any of the Funds invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse affects on these securities. The Fund could also be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation. The Company has taken steps to obtain satisfactory assurances that the major service providers of each of the Funds have taken steps reasonably designed to address these matters. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the operations and investment returns of the Funds. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.

Foreign Investing

 A Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

ADRs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on ADRs.

Temporary Defensive Positions

When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S. debt securities, including short-term money market securities. For temporary defensive purposes, each of the International Equity Fund, E. European Equity Fund and Bond Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Investment Advisor - Vontobel USA Inc., 450 Park Avenue, New York, N.Y. 10022 (the "Advisor"), manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1998, the Advisor manages in excess of $1.9 billion. The Advisor also acts as the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S. The Advisor has provided investment advisory services to mutual fund clients since 1990.

Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services and with office space. The Advisor pays the office and clerical expenses that are associated with investment research, statistical analysis, and the supervision of the Fund's portfolios. The Advisor also pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, Directors or employees of the Advisor. Each Fund is responsible for all other expenses that are not specifically assumed by the Advisor. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, bookkeeping and record keeping fees, custodian and transfer agency fees and registration fees.

As compensation for its service as investment advisor for each of the Funds, the Advisor receives a fee. That fee is payable monthly an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below. These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies.

For the fiscal year ended December 31, 1998, the Advisor earned $1,903,694 for the Value Fund, $1,505,510 for the International Equity Fund, $35,051 for the Emerging Markets Fund, $1,003,342, for the E. European Equity Fund, $80,161 for the Bond Fund and $154,111 for the E. European Debt Fund. The Advisor waived fees of $22,500 for the Value Fund, $35,051 for the Emerging Market Fund, $80,161 for the Bond Fund and $50,475 for the E. European Debt Fund.









                                                       E.        Bond   E.
                            Value  Interna   Emerging  Europea   Fund   European
                            Fund   Equity    Markets   Equity           Debt
                                   Fund      Fund      Fund             Fund
--------------------------------------------------------------------------------
Amount of Assets Managed
--------------------------------------------------------------------------------
$0-$100 million    %        1.00   1.00      1.25      1.25      1.00    1.25
--------------------------------------------------------------------------------
More than $100 million
to $500 million             0.75   0.75      1.25      1.25      1.00    1.25
--------------------------------------------------------------------------------
More than $500 million      0.75   0.75      1.00      1.00      1.00    1.00

Mr. Edwin Walczak is a Senior Vice President of the Advisor. Mr. Walczak joined the Advisor in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March 1990. Mr. Mark Robertson, who is a Vice President of the Advisor, is the associate portfolio manager of the Value Fund. He joined the Advisor in September 1991.

Mr. Fabrizio Pierallini, who is a Senior Vice President of the Advisor, has been the President and portfolio manager of the International Equity Fund since May 1994 and the Emerging Markets Fund since its inception on August 18, 1997. From September 1988 to April 1991 Mr. Pierallini worked with Swiss Bank Corporation (now UBS), as a Vice President/Portfolio Manager in its Zurich office and from May 1991 to April 1994 as an Associate Director/Portfolio Manger in its New York office. Mr. Rajiv Jain joined the Advisor in November 1994. He is a Vice President of the Advisor and the associate portfolio manager of the International Equity and Emerging Markets Funds. From 1993 to 1994 Mr. Jain worked as an analyst with Swiss Bank Corporation, New York.

Mr. Luca Parmeggiani, who is a Vice President of the Advisor, has been the portfolio manager of the E. European Equity Fund since October 1, 1997. Mr. Parmeggiani is a First Vice President of Vontobel Asset Management, Switzerland, which he joined in September 1997 as head of Eastern European equity research and management. He was formerly a Vice President of Lombard Odier & Cie, Geneva, which he joined as a quantitative analyst in 1992 and was the portfolio manager of Lombard Odier's closed-end Polish Investment Fund and its Luxembourg-based Eastern Europe Fund. He is an EFFAS certified financial analyst (European Federation of Financial Analysts and Statisticians).

Dr. Monica Mastroberardino is a Vice President of the Advisor, and was appointed the portfolio manager of the International Bond Fund in February 1999. She is also the Associate Fund Manager of the E. European Debt Fund. Dr. Mastroberardino has been a macroeconomic analyst with Vontobel Asset Management, Zurich, since February 1998 and is the Associate Fund Manger of its Luxembourg-based Eastern European Debt Fund. From February 1995 to January 1998 she worked as a macroeconomic and financial analyst for Credit Suisse, Zurich.

Mr. Volker Wehrle is a Vice President of the Advisor. He has been the President and portfolio manager of the E. European Debt Fund since its
inception on August 18, 1997.   Mr. Wehrle is also a Vice President and the
head of fixed income management of Vontobel Asset Management, Zurich, which he joined in October 1994. From January 1989 to September 1994 he managed fixed income investments for the Group Treasury Department of Sandoz AG in Basel, Switzerland.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

PURCHASING SHARES

You may purchase shares of the Fund directly from Vontobel Fund Distributors (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

The minimum initial investment for the Value Fund, Emerging Markets Fund, E. European Equity Fund, Bond Fund and E. European Debt Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments for all Funds must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by Directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs).

Purchase by Mail - To purchase shares of a Fund by mail complete and sign the attached application form (the "Account Application") and mail it together with your check to Fund Services, Inc., (the "Transfer Agent"), at P.O. Box 26305, Richmond, VA 23260. All checks should be made payable to the applicable Fund. For subsequent purchases, include the tear-off stub from a prior purchase confirmation with your check. Otherwise, identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail an Account Application promptly to the Transfer Agent. This application is required to complete the Funds' records. You will not have access to your shares until the Funds' records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

REDEEMING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent promptly notify you if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of Emerging Markets Fund shares, E. European Equity Fund shares or E. European Debt Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities.

After we receive your request in proper order, the Company will mail redemption proceeds to your registered address within seven days. The Company will make payments payable to the registered owner(s) unless you specify otherwise in your redemption request.

Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and (2) if the shares you are redeeming were purchased less than 15 days prior to the receipt of your redemption request, the Transfer Agent must determine the check you used to pay for the shares you are redeeming has cleared before it disburses the redemption proceeds. If you anticipate that you may make a redemption within 15 days after you purchase shares, you should make your purchase by wire, or by a certified, treasurer's or cashier's check.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares or if you ask that the proceeds be sent to a different address or person. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent to learn if a signature guarantee is needed or to make sure that it is completed appropriately.

There is no charge to shareholders for redemptions by mail.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee for each telephone redemption. The Transfer Agent may change the amount of this service charge at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration  of shares to another owner;  and
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

OTHER SHAREHOLDER SERVICES

Individual Retirement Accounts (IRA's) - IRA accounts are available. Please call
(800)-527-9500 for information and to request forms.

Invest-A-Matic Account - Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Invest-A-Matic Account.

Exchange Privileges Account - You may exchange all or a portion of your shares in each Fund for the shares of certain other Funds having different investment objectives, provided that the share of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements And Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income, if any, are declared annually by each Fund. Each of the Funds intends to distribute annually any net capital gains.

Dividends will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. If you do not wish to have your dividends reinvested in additional shares, you should send a written request to that effect to the Transfer Agent. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made with an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check each Fund's distribution schedule before you invest. Shareholders will be subject to tax on all dividends and distributions whether paid to them or reinvested in shares of the Fund.

DISTRIBUTIONS AND TAXES

Tax Considerations

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your Fund shares, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different series of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your Fund shares will generally be subject to state and local income tax. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs a Fund to do so.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financials planners, brokers, dealers and other investment professionals, and directly through the Distributor. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. for example, third parties may charge transaction fees or set different minimum investment amounts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years [or, if shorter, the period of the Fund's operations]. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back card page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

                            Vontobel U.S. Value Fund
                For a Share Outstanding Throughout Each Period

                                      Years ended
                                      December 31,
                              ------------------------------------
                              1998      1997      1996    1995     1994
                              ----      ----      ----    ----     ----
Per Share Operating
Performance
Net asset value,
beginning of year             $16.51    $13.78    $13.25  $10.26   $12.64
                              ------    ------    ------  ------   ------
Income from
investment operations
   Net                          0.22      0.10      0.17    0.05     0.09
investment
income
   Net realized and
unrealized gain (loss) on
investments                     2.06      4.61      2.65    4.09    (0.08)
                              ------    ------    ------   ------   ------
Total from investment
operations                      2.28      4.71      2.82    4.14     0.01
                              ------    ------    ------   ------   ------
Less
distributions
  Distributions from net
   investment income          (0.16)     (0.10)    (0.19)  (0.04)   (0.23)
  Distributions from
   realized gain on
   investments                (1.90)     (1.88)    (2.10)  (1.11)   (2.16)
                              ------    ------     ------  ------   ------

Total
distributions                 (2.06)     (1.98)    (2.29)  (1.15)   (2.39)
                              ------     ------    ------  ------   ------
Net asset value,
  end of year                 $16.73    $16.51    $13.78   $13.25   $10.26
                              ======    ======    ======   ======   ======
Total Return                  14.70%    34.31%    21.28%   40.36%    0.02%

Ratios/Supplemental
Data
Net assets, end of
year (000's)               $200,463  $203,120   $69,552  $55,103  $29,852
Ratio to average net
assets - (A)
   Expenses -(B)               1.46%    1.61%     1.48%    1.65%    1.62%
   Expenses -net (C)           1.45%    1.58%     1.43%    1.50%    1.62%
   Net investment income       0.93%    0.72%     0.63%    0.38%    0.76%

Portfolio
  turnover rate              122.71%   89.76%   108.36%   95.93%   98.90%

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .01% in 1998, 0.02% in 1997, 0.04% in 1996 and 0.06% in 1995. (B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios. (C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

                       Vontobel International Equity Fund
                For a Share Outstanding Throughout Each Period

                                     Years ended December 31,
                     -------------------------------------------------------


                           1998         1997        1996        1995        1994
                           ----         ----        ----        ----        ----

Per Share Operating
  Performance
Net asset value,
beginning of year        $18.15       $18.22       $17.13     $16.23      $17.22
                         ------       ------       ------     ------      ------
Income from
investment operations-
 Net investment
   income (loss)           0.01        (0.03)        0.03       0.16        0.01
 Net realized and
   unrealized
   gain (loss) on
   investments             2.98         1.74         2.85       1.61      (0.92)
                          ------      ------        ------    ------      -----
Total from investment
   operations              2.99         1.71         2.88       1.77      (0.91)
                          ------      ------        ------    ------      ------
Less distributions-
 Distributions from net
  investment income        0.00         0.00        (0.03)     (0.17)     (0.08)
 Distributions from
  realized gains          (0.96)       (1.78)       (1.76)     (0.70)      0.00
                          ------       ------       ------    -------     ------
Total distributions       (0.96)       (1.78)       (1.79)     (0.87)     (0.08)
                          ------       ------       ------    -------     ------
Net asset value,
  end of year            $20.18       $18.15       $18.22     $17.13     $16.23
                         =======      ======       ======     ======     =======
Total Return              16.77%        9.19%       16.98%     10.91%    (5.28)%

Ratios/Supplemental Data
Net assets,
end of year (000's)    $161,933     $160,821     $151,710   $130,505    $138,174
Ratio to average
 net assets-
  Expenses (A)             1.40%        1.56%        1.60%      1.63%      1.54%
  Expenses-net (B)         1.36%        1.50%        1.39%      1.53%      1.54%
  Net investment
   income (loss)           0.06%      (0.17)%        0.15%      0.41%      0.08%
Portfolio turnover rate   41.51%       38.45%       54.58%     68.43%     34.04%


(A) Expense ratio has been increased to include additional custodian fees since 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

                      Vontobel Eastern European Equity Fund
                For a Share Outstanding Throughout Each Period


                                                                        February
                                                                           15, *
                                                                              to
                                Years ended December 31,            December 31,
                               1998                 1997                    1996
                              -------              ------           ------------

Per Share Operating
  Performance
Net asset value,
   beginning of period        $15.25               $14.89                 $10.00
                              -------              ------                -------
Income from investment
   operations-
   Net investment loss        (0.31)               (0.19)                 (0.06)
   Net realized and
    unrealized gain
    (loss) on investments     (6.80)                1.47                    4.95
                              -------             -------                -------
    Total from investment
      operations              (7.11)                1.28                    4.89
                              -------             -------                -------
Less distributions-
  Distributions from realized
    gains on investments       0.00                (0.92)                   0.00
                              -------             -------                -------
Total distributions            0.00                (0.92)                   0.00
                              -------             -------                -------
Net asset value,
  end of period               $8.14               $15.25                  $14.89
                              =======             =======                =======
Total Return                 (46.62)%               8.74%                 48.90%

Ratios/Supplemental Data
Net assets,
  end of period (000's)     $36,154             $139,408                 $61,853
Ratio to average
 net assets-
  Expenses (A)                 2.57%                1.94%                2.02%**
  Expenses-net (B)             2.41%                1.66%                1.71%**
  Net investment loss        (1.67)%              (1.30)%              (1.07)%**

Portfolio turnover rate      135.35%              105.86%                 38.69%

*     Commencement of operations
**   Annualized
(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

                        Vontobel International Bond Fund
                For a Share Outstanding Throughout Each Period


                                                                           March
                                                                              1*
                                                                              to
                                                                        December
                                                                             31,
                            Years ended December 31,
                      1998          1997           1996         1995        1994
                      ------        -----         -----        -----       -----

Per Share Operating
  Performance
Net asset value,
 Beginning of
  period            $ 9.89        $10.93         $10.60       $ 9.48      $10.00
                    ------        ------         ------       ------      ------

Income from
investment
 Operations-
  Net investment
   income            0.62           0.61           0.47         0.61        0.70
  Net realized and
   unrealized
   Gain (loss)on
   investments       0.85          (1.27)          0.32         1.06      (0.50)
                    ------         ------         ------       ------    -------

   Total from
    investment
    Operations       1.47          (0.66)          0.79         1.67        0.20
                    ------         ------         ------       ------     ------


Less distributions-
 Distributions
  from net
  Investment income    --             --          (0.40)       (0.55)     (0.70)
 Distributions
  from realized
  Gains on
  investments       (0.70)          (0.38)        (0.06)          --          --
 Distributions in
  excess of net
  investment income    --              --            --           --      (0.02)
                    ------          ------        ------      ------     -------
 Total
  distributions     (0.70)          (0.38)        (0.46)       (0.55)     (0.72)
                    ------         -------       -------      -------    -------


Net asset value,
 end of period     $10.66          $ 9.89        $10.93       $10.60      $ 9.48
                   ======          ======        ======       ======      ======

Total Return        14.85%         (6.04)%         7.51%       17.60%      1.98%


Ratios/Supplemental
Data
Net assets,
  end of
  period (000's)   $6,983         $10,793       $26,879      $16,253     $10,235

Ratio to average net
 assets-(A)
  Expenses (B)       1.61%           1.60%         1.84%        1.76%    1.35%**
  Expense ratio-
   net (C)           1.61%           1.40%         1.52%        1.35%    1.35%**
  Net investment
   income            5.04%           5.92%         4.78%        5.38%    3.99%**
Portfolio
  turnover rate      8.72%           0.00%        19.89%       18.63%     19.00%


*  Commencement of Operations
** Annualized


(A) Management fee waivers and expense reimbursements reduced the expense ratios and increased the Ratios of net investment income by .25% in 1998, 0.60% in 1997, 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.

(B) Expense ratio has been increased to include additional custodian fees in 1997, 1996 and 1995 that were offset by custodian fee credits; prior to 1995 custodian fee credits reduced the expense ratio.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

                            Vontobel Emerging Markets Equity Fund
                        For a Share Outstanding Throughout Each Period

                             Year ended                     September  1, * to
                         December 31, 1998                  December 31, 1997
                         ------------------                 ------------------

Per Share Operating
  Performance
Net asset value,
   beginning of period          $ 9.42                               $10.00
                                ------                               ------

Income from investment
   operations-
 Net investment loss             0.00                                 (0.04)
 Net realized
   and unrealized
    loss on investments         (2.11)                                (0.54)
                               -------                               -------

 Total from investment
   operations                   (2.11)                                (0.58)
                               -------                               -------

Net asset value,
  end of period                $ 7.31                                $ 9.42
                               =======                              =======

Total Return                  (22.40)%                                (5.80)%
Ratios/Supplemental
  Data
Net assets, end
 of period (000's)            $1,611                                 $3,601
Ratio to average
 net assets- (A)
  Expenses (B)                  2.38%                                  2.41%**
  Expenses-net (C)              2.07%                                  2.20%**
  Net investment loss         (0.02)%                                (1.42)%**
Portfolio
 turnover rate                130.59%                                 16.36%

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 3.75% and 1.25%, in 1998 and 1997, respectively. (B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

*   Commencement of operations
**  Annualized

                       Vontobel Eastern European Debt Fund
                For a Share Outstanding Throughout Each Period

                                        Year ended               September 1, *
                                        December 31,             to December 31
                                           1998                        1997
                                       ------------             --------------
Per Share Operating
Performance
Net asset value,
  beginning of period                      $ 9.70                    $10.00
                                           -------                   -------
Income from investment
 operations
  Net investment income                      1.27                      0.26
  Net realized and  unrealized
   gain (loss) on investments                1.09                     (0.32)
                                            -----                     ------
Total from investment operations             2.36                     (0.06)
                                            -----                     ------
Less distributions
 Distributions from net
  investment income                         (1.64)                    (0.24)
 Distributions from
  capital gains                             (0.21)                     0.00
                                            ------                    ------
Total Distributions                         (1.85)                    (0.24)

Net asset value, end of period             $10.21                    $ 9.70
                                           ======                    =======
Total Return                                24.54%                    (0.55)%

Ratios/Supplemental Data
Net assets, end of period (000's)          $7,882                   $14,438

Ratio to average net assets -(A)
   Expenses - (B)                            1.98%                     2.38%**
   Expenses - net (C)                        1.98%                     2.19%**
   Net investment income                    12.03%                     8.28%**
Portfolio turnover rate                     21.36%                     0.00%


*  Commencement of operations
** Annualized

(A) Management fee waivers reduced the expense ratio and increased the ratio of net investment income by .41% in 1998. (B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

For investors who want more information about the Funds, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports:

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can receive free copies of the reports and the SAI, request other information and discuss your questions about the Funds by the contacting the Funds directly at:


                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                                 1-800-527-9500


You can review the Funds' reports and SAI at the Public Reference Room of the SEC. You can receive text-only copies:

      For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330

      Free from the SEC's Internet Website at http://www.sec.gov.

                                                                    EXHIBIT C


                  VONTOBEL EASTERN EUROPEAN DEBT FUND EXHIBIT C
                        VONTOBEL INTERNATIONAL BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                C>

                                   Pro Forma                                                                           Pro Forma
                                   Combining                                                                           Combining
Vontobel       Vontobel            for surviving                                                                       for surviving
Eastern        International       European                                     Vontobel            Vontobel           European
European       Bond                Bond Fund                                    Eastern             International      Bond Fund
Debt Fund      Fund                (Unaudited)                                  European Debt Fund  Bond Fund          (Unaudited)



          Principal Amount*                     Security Description
                                                                                Market Value        Market Value        Market Value

                                                Bonds:                          78.70%              92.47%                85.17%

                                                CZECH CROWN:                    26.80%                                    14.21%
$8,000,000                          $8,000,000  Czech Republic 12.2% 15
                                                Aug 2002
                                                Government Bond                 $300,708                                    $300,708
14,000,000                          14,000,000  Deutsche Bank Finance NV
                                                10.5% 21 Jan 2000
                                                Corporate Bond                   471,680                                     471,680
20,000,000                          20,000,000  ING Verzekeringen
                                                10.625% 20 Jan 2000
                                                Corporate Bond                   674,161                                     674,161
20,000,000                          20,000,000  SBC Jersey
                                                10.625% 28 Jan 1999
                                                Corporate Bond                   665,634                                     665,634
                                                                                2,112,183                                  2,112,183
                                                HUNGARY FORINT:                 18.05%                               9.57%
25,000,000                         25,000,000   Government of Hungary
                                                21.0% 24 Oct 1999
                                                Government Bond                   120,420                                    120,420
135,000,000                       135,000,000   Government of Hungary
                                                16.0% 12 May 2000
                                                Government Bond                   636,018                                    636,018
140,000,000                       140,000,000   Government of Hungary
                                                14.0% 24 Jun 2002
                                                Government Bond                   666,532                                    666,532
                                                                                1,422,970                                  1,422,970
                                                POLISH ZLOTY:
3,000,000                           3,000,000   Government of Poland
                                                15.0% 12 Oct 19                  32.15%                              17.05%
                                                Government Bond                   862,051                                    862,051
2,100,000                           2,100,000   Republic of Austria
                                                19.25% 11 Jun 1999
                                                Government Bond                   605,171                                    605,171
1,600,000                           1,600,000   International Finance Company
                                                0% 28 May 1999
                                                Supranational Bond                430,769                                    430,769
2,200,000                           2,200,000   International Bank for
                                                Recon & Dev
                                                19.5% 17 Jun 1999
                                                Supranational Bond                636,182                                    636,182
                                                                                2,534,173                                  2,534,173
                                                RUSSIAN RUBLE:                  1.70%                                 0.90%
4,000,000                           4,000,000   International Finance Corp
                                                25.0% 15 Apr 1999
                                                Corporate Bond                    133,643                                    133,643


                                                BRITISH POUND                                            12.07%          5.67%
                   460,000            460,000   DSL Bank 9.25%
                                                19 Aug 2002
                                                Corporate Bond                                         $ 842,653            $842,653

                                                CANADIAN DOLLAR                                           4.04%             1.90%
                   400,000            400,000   Government of Canada
                                                6.5% 1 June 2004
                                                Government Bond                                          281,906             281,906

                                                DANISH KRONE                                              6.56%             3.08%
                 2,500,000          2,500,000   Kingdom of Denmark
                                                7% 15 Dec 2004
                                                Government Bond                                          458,248             458,248

                                                DEUTSCHE MARK                                            22.95%           10.78%
                   900,000            900,000   Republic of Finland
                                                7.5% 27 Jan 2000
                                                Government Bond                                          563,001             563,001
                 1,000,000          1,000,000   Republic of Germany
                                                6.5% 14 Oct 2005
                                                Government Bond                                          698,096             698,096
                   500,000            500,000   Republic of Germany
                                                7.125% 20 Dec 2002
                                                Government Bond                                          341,221             341,221
                                                                                                       1,602,318           1,602,318
                                                EUROPEAN CURRENCY                                         20.13%             9.46%
                   600,000            600,000   DSL Bank 4.75%
                                                27 May 2003
                                                Corporate Bond                                           737,894             737,894
                   500,000            500,000   France O.A.T.
                                                10% 26 Feb 2001
                                                Government Bond                                          667,880             667,880
                                                                                                       1,405,774           1,405,774
                                                FRENCH FRANC                                            15.75%             7.40%
                 5,000,000          5,000,000   France O.A.T.
                                                7.25% 25 Apr 2006
                                                Government Bond                                        1,100,071           1,100,071

                                                IRISH PUNT                                                6.05%             2.84%
                   250,000            250,000   Republic of Ireland
                                                6.25% 18 Oct 2004
                                                Government Bond                                           422,456            422,456

                                                NETHERLANDS GUILDER                                    4.92%             2.31%
                   600,000            600,000   Government of Netherlands
                                                9% 15 May 2000
                                                Government Bond                                          343,829             343,829

                                                Total Investments:
                                                (Cost: $6,280,880,
                                                 $6,350,250 and
                                                $12,631,130, respectively)78.70% 6,202,969  92.47% 6,457,255   85.17%    12,660,224
                                                Other assets,net         21.30%  1,678,916   7.53%   526,134   14.83%     2,205,050
                                                NET ASSETS               100.00%$7,881,885 100.00% $6,983,389 100.00%   $14,865,274


 *Stated in local currencies
**Cost  for  Federal   income  tax  purposes  is   $6,280,880,   $6,350,250  and
  $12,631,130, respectively, and net unrealized depreciation consists of:

                                   Gross unrealized appreciation                $484,280               $257,987             $742,267
                                     Gross unrealized depreciation              (562,191)             (150,982)            (713,173)
                                     Net unrealized appreciation                ($77,911)              $107,005              $29,094

See Notes to Pro Forma Combining Financial Statements

                       Vontobel Eastern European Debt Fund
                        Vontobel International Bond Fund
            Pro Forma Combining Statements of Assets and Liabilities
                                December 31, 1998

                                                                Pro Forma
                                Vontobel      Vontobel          Combining
                                Eastern       International     for surviving
                                European      Bond              European Bond
                                Debt Fund     Fund              Fund (Unaudited)
ASSETS

Investments at value
(Identified cost of $6,280,880,
$6,350,250 and $12,631,130,
respectively                   $6,202,969     $6,457,255         $12,660,224
Cash                            1,142,478             -            1,142,478
Foreign currencies at value             -        293,752             293,752
Receivables:
  Capital stock sold               45,629         19,916              65,545
  Interest                        448,137        212,042             660,179
 Other assets                          -          24,911              30,424(1)
 Deferred organizational costs     52,060          5,513              52,060(2)
     TOTAL ASSETS               7,891,273      7,013,389          14,904,662
LIABILITIES
 Payables:
  Capital stock redeemed            5,025             -                5,025
  Accrued expenses                  4,363             -                4,363
  Due to manager                        -        30,000               30,000
TOTAL LIABILITIES                   9,388        30,000               39,388
NET ASSETS                     $7,881,885    $6,983,389          $14,865,274


NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
($7,881,885 / 771,630 shares outs      $10.21
($6,983,389 / 654,921  shares outstanding )          $10.66
($14,865,274 / 1,455,605  shares outstanding )                      $10.21




At December 31, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in capital                   $7,994,587    $6,870,146    $14,864,733
 Net unrealized appreciation
    of investments and foreign cu   (112,702)       113,243            541
Net Assets                        $7,881,885     $6,983,389    $14,865,274

(1) Receivable from initial investors for balance of deferred organization costs. (2) International Bond Fund defferred organization costs will be assumed by initial investors.


See Notes Pro Forma Combining  Financial Statements

                       Vontobel Eastern European Debt Fund
                        Vontobel International Bond Fund
                   Proforma Combining Statements of Operations
                          Year ended December 31, 1998

                                                                                     Pro Forma
                              Vontobel       Vontobel                                Combining
                              Eastern        International                           for surviving
                              European Debt  Bond                 Pro Forma          European Bond Fund
                              Fund           Fund                Adjustments         (Unauditied)
Investment Income
 Interest                       $1,727,388     $532,645                             $2,260,033

EXPENSES:
 Investment management fees        154,111       80,161             20,000(a)          254,312
 Custodian and accounting fees      47,846       52,802            (30,000)(b)          70,648
 Recordkeeping and
  administrative services           24,708       18,573                                 43,281
 Filing and registration fees       17,338       13,525            (10,363)(b)          20,500
 Organizational costs               14,230       16,440            (16,440)(c)          14,230
 Shareholder servicing
  and reports                       10,229         8,856            (4,085)(b)          15,000
 Transfer agent fees                 9,859        20,712            (9,859)(b)          20,712
 Legal and audit fees                8,713        10,859            (4,572)(b)          15,000
 Other                               7,910         7,211            (4,621)(b)          10,500
Total expenses                     294,944        229,139          (59,900)            464,183
Management fee waiver              (50,475)      (100,161)                           (150,636)
Expenses, net                      244,469        128,978           (59,900)          313,547
Net investment income            1,482,919        403,667                           1,946,486

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

  Net realized gain
  (loss) on investments            249,642      (387,768)                            (138,126)
  Net realized loss on
  forward currency contracts
  and foreign currency
  conversions                     (67,044)        (8,966)                             (76,010)
  Net change in unrealized
   depreciation on
  investments and
  foreign currencies              443,033        967,732                            1,410,765
  Net gain on investments         625,631        570,998                            1,196,629
  Net increase in net
   assets resulting
   from operations             $2,108,550       $974,665                           $3,143,115


See Notes to Pro Forma Combining Financial Statements

ontobel Eastern European Debt Fund
Vontobel International Bond Fund

Notes to Pro Forma Combining Financial Statements
December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Note 1- BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization within the Vontobel Funds, Inc. and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan of Reorganization would be accomplished by an exchange of shares of Vontobel Eastern European Debt Fund for the net assets of Vontobel International Bond Fund and the distribution of Vontobel Eastern European Debt Fund shares to Vontobel International Bond Fund shareholders. If the Agreement and Plan of Reorganization were to have taken place at December 31, 1998, Vontobel International Bond Fund would have received 683,975 shares.

Note 2 - THE PRO FORMA ADJUSTMENTS TO THESE PRO FORMA FINANCIAL STATEMENTS ARE COMPRISED OF:

(a)     Reflects adjustments to the acquiring fund contractual fee obligations.
(b)     Adjustments reflects expected savings when the two funds become one.
(c) International Bond Fund amortization of organization expenses would cease upon consummation of the reorganization.